                                                                    EXHIBIT 10.8

                          LONG BEACH MUNICIPAL AIRPORT

                                 LEASE AGREEMENT

                                  PARCELS 1 & 2

                          KILROY LONG BEACH ASSOCIATES

                        a California Limited Partnership

                                   "DEVELOPER"

                               CITY OF LONG BEACH

                                   "LANDLORD"

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
1.   SUBJECT OF LEASE..........................................................   2
       1.1   Purpose of Lease .................................................   2
       1.2   Lease of Premises ................................................   3
       1.3   The Project Area .................................................   3
       1.4   The Premises .....................................................   3
               1.4.1  Adjacent Properties .....................................   3
       1.5   Parties to the Lease Agreement ...................................   4
               1.5.1  Landlord ................................................   4
               1.5.2  Developer ...............................................   4
               1.5.3  Association by Developer ................................   4

2.   TERM .....................................................................   5
       2.l   Basic Term .......................................................   5
       2.2   Options for Extensions ...........................................   5

3.   RENT .....................................................................   6
       3.1   Minimum Ground Rent ..............................................   6
               3.1.1  Amount of Ground Rent ...................................   6
               3.1.2  Allocation of Ground Rent ...............................   6
               3.1.3  Payment of Ground Rent ..................................   7
               3.1.4  Initial Ground Rent .....................................   7
               3.1.5  Inapplicable Provision ..................................   7
               3.1.6  Inapplicable Provision ..................................   7
               3.1.7  Due Dates and Place of Payment ..........................   8
       3.2   Ground Rent Adjustments ..........................................   8
               3.2.1  Adjustment Dates ........................................   8
               3.2.2  Ground Rent Adjustments by
                        Appraisal .............................................   9
                  3.2.2.1  Adjustment for Predevelopment
                             and Infrastructure Costs .........................   9
               3.2.3  Appraisal ..............................................   10
               3.2.4  Maximum Rent Increase ..................................   12
                  3.2.4.1  Allocation to Parcels .............................   12
                  3.2.4.2  Base Sublease Rental ..............................   12
                  3.2.4.3  Sublease RentalPercentage
                             Change ..........................................   12
                  3.2.4.4  Adjusted Ground Rent ..............................   13
                  3.2.4.5  Sale or Assignment of Lease
                             hold Interest ...................................   14
       3.3   Ground Rent Adjustments Following Recon-
               struction .....................................................   l4
               3.3.1  Ground Rent Adjustments ................................   14
                  3.3.1.1  Adjustment Date ...................................   15
                  3.3.1.2  Alternate Adjustment Date .........................   15
               3.3.2  No Adjustment At Next Scheduled
                        Adjustment Date ......................................   15
               3.3.3  Maximum Ground Rent Adjustment .........................   15
       3.4   Adjustments to Ground Rent During Option Term ...................   16

                               TABLE OF CONTENTS
                               -----------------
                                   (continued)

                                                                            Page
                                                                            ----

       3.5   Maximum Ground Rent Increase ....................................16
       3.6   Definition of Predevelopment and Infra-
               structure Costs................................................16
       3.7   Approval of Improvement Plans ...................................17
       3.8   Determination of Predevelopment and
               Infrastructure Costs ..........................................17
       3.9   Inapplicable Provision ..........................................18
       3.10  Inapplicable Provision ..........................................18
       3.11  Inapplicable Provision ..........................................18

4.   LEASEHOLD MORTGAGES .....................................................18
       4.1   Leasehold Mortgage Authorized ...................................18
       4.2   Notice to Landlord ..............................................18
               4.2.1  Leasehold Mortgage Requirements ........................18
               4.2.2  Assignment of Leasehold Mortgage .......................19
               4.2.3  Landlord's Acknowledgement of
                        Notice ...............................................19
               4.2.4  Developer to Provide Copies ............................19
       4.3   Definitions .....................................................20
               4.3.1  Institutional Lender ...................................20
               4.3.2  Leasehold Mortgage .....................................20
               4.3.3  Leasehold Mortgagee ....................................21
       4.4   Consent of Leasehold Mortgagee Required .........................21
       4.5   Default Notice ..................................................21
       4.6   Notice to Leasehold Mortgagee....................................22
               4.6.l  Landlord's Termination Notice ..........................22
                  4.6.1.2  ...................................................23
                  4.6.l.2  ...................................................23
                  4.6.l.3  ...................................................23
               4.6.2  Proper Address of Leasehold
                        Mortgagee ............................................23
       4.7  Procedure on Default .............................................24
               4.7.1  Extension of Termination Notice
                        Period ...............................................24
                  4.7.1.1 Payment of Monetary
                            Obligations ......................................24
                  4.7.1.2 Foreclosure of Leasehold
                            Mortgage .........................................24
               4.7.2  Cure of Default ........................................24
               4.7.3  Compliance of Leasehold Mortgagee ......................25
               4.7.4  Leasehold Mortgage Not an
                        Assignment ...........................................26
               4.7.5  Obligation of Leasehold Mortgagee
                        to Repair or Reconstruct .............................27
               4.7.6  Leasehold Mortgagee's Right to
                        Transfer .............................................27
               4.7.7  Leasehold Mortgagee Transfer a
                        Permitted Sale .......................................28

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

       4.8   New Lease .......................................................28
               4.8.1  Terms of New Lease .....................................28
                  4.8.1.1  Written Request to Landlord........................29
                  4.8.1.2  Payment of Obligations ............................29
                  4.8.1.3  Remedy of Developer's Defaults ....................30
                  4.8.1.4  New Lease to Have First
                             Priority ........................................30
                  4.8.1.5  Developer's Obligations Under
                              New Lease ......................................31
       4.9   New Lease Priorities ............................................31
       4.10  Eminent Domain ..................................................31
       4.11  Notice of Arbitration ...........................................31
       4.12  Amendment to Facilitate Leasehold Financing .....................32
       4.13  Security Deposit ................................................32
       4.14  Estoppel Certificate ............................................32
       4.l5  Notices .........................................................33
       4.16  Erroneous Payments ..............................................33
       4.17  Request for Notice for Benefit of Landlord ......................34
       4.18  Release or Forebearance..........................................34
       4.19  Notice ..........................................................35
       4.20  No Merger .......................................................35
       4.21  No Payment by Landlord...........................................35
       4.22  Self Liquidating Mortgage .......................................35
       4.23  Leasehold Mortgagee Need Not Cure Specified
               Defaults ......................................................35
       4.24  Casualty Loss ...................................................36

5.   ASSIGNMENT AND SUBLETTING ...............................................36
       5.1   Prohibition Against Change in Ownership,
               Management and Control ........................................36
               5.1.1  Name and Address for Notices ...........................37
               5.1.2  Type of Entity .........................................37
               5.1.3  Other Transfers ........................................37
               5.1.4  Buildings or Land ......................................37
       5.2   Assignments Not Subject to Approval .............................38
               5.2.1  Death or Incapacity  ...................................38
               5.2.2  Family Transfer ........................................38
               5.2.3  Affiliated Corporation .................................38
               5.2.4  IRS Transfer ...........................................38
               5.2.5  Public Entity ..........................................39
               5.2.6  Partner ................................................39
               5.2.7  Comprising Entity ......................................39
       5.3   Assignment Invalid ..............................................39
       5.4   Approval of Assignments .........................................39
               5.4.l  Name ...................................................40
               5.4.2  Description ............................................40
               5.4.3  Nature of Business .....................................40
               5.4.4  Financial Information ..................................40

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

               5.4.5  Officers ...............................................40
               5.4.6  Additional Information .................................41
                  5.4.6.l ....................................................4l
                  5.4.6.2 ....................................................4l
                  5.4.6.3 ....................................................4l
               5.4.7  Informational Purposes .................................41
                  5.4.7.l ....................................................4l
                  5.4.7.2 ....................................................4l
                  5.4.7.3 ....................................................4l
               5.4.8  Confidentiality ........................................41
               5.4.9  Disapproval by Landlord ................................42
       5.5   No Release ......................................................42
       5.6   Unauthorized Change .............................................43
       5.7   Subletting ......................................................43
               5.7.1  Minor Subleases ........................................46
               5.7.2  Consent to Sublease ....................................46
                  5.7.2.1  Description .......................................46
                  5.7.2.2  Name ..............................................46
                  5.7.2.3  Nature of Business ................................46
                  5.7.2.4  Financial Information .............................46
                  5.7.2.5  Officers ..........................................47
                  5.7.2.6  Additional Information.............................47
                     5.7.2.6.l ...............................................47
                     5.7.2.6.2 ...............................................47
                     5.7.2.6.3 ...............................................47
                  5.7.2.7  Informational Purposes ............................47
                     5.7.2.7.l ...............................................47
                     5.7.2.7.2 ...............................................47
                     5.7.2.7.3 ...............................................48
                     5.7.2.7.4 ...............................................48
               5.7.3  Confidentiality ........................................48
               5.7.4  Disapproval by Landlord ................................48
       5.8   Sale of Buildings ...............................................49

6.   INDEMNITY, INSURANCE, CASUALTY DAMAGE ...................................49
       6.1   Indemnification and Hold Harmless ...............................49
       6.2   Insurance .......................................................50
               6.2.1  Liability Insurance ....................................50
               6.2.2  Fire and Extended Coverage .............................51
               6.2.3  Aviation Facilities ....................................54
               6.2.4  Miscellaneous ..........................................55
               6.2.5  Blanket Policies .......................................56
               6.2.6  Self-Insurance .........................................56
               6.2.7  Insurance Adjustments ..................................57
       6.3   Damage or Destruction ...........................................57
               6.3.1  Restoration of Premises ................................57
               6.3.2  Right to Terminate .....................................58
               6.3.3  No Reduction in Rent ...................................59

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)


                                                                            Page
                                                                            ----

7.   DEVELOPMENT OF THE PROJECT ..............................................59
        7.1  Scope of Development ............................................59
        7.2  Developer's Obligation to Develop Premises.......................60
               7.2.1  Best Efforts to Sublease ...............................60
        7.3  Architectural Approval ..........................................61
               7.3.1  Restriction ............................................61
               7.3.2  Basic Concept Documents ................................61
               7.3.3  Landscaping ............................................61
               7.3.4  Exterior Elevations ....................................62
               7.3.5  Security and Security Plans ............................63
               7.3.6  Amendments .............................................63
               7.3.7  Landlord Approval ......................................64
               7.3.8  Communication and Consultation .........................65
               7.3.9  Requirements of Institutional Lender or Major
                        Occupant .............................................66
               7.3.10 Interior Improvements ..................................67
               7.3.11 Modification of Plans ..................................67
        7.4  Performance and Payment Bonds ...................................67
               7.4.1  Agreement to Provide ...................................67
               7.4.2  Term of the Bond .......................................68
               7.4.3  Penal Sum ..............................................69
               7.4.4  Alternative Performance ................................69
        7.5  Construction ....................................................69
               7.5.1  Costs of Construction ..................................69
               7.5.2  Right to Improve .......................................70
               7.5.3  Governmental Permits ...................................71
               7.5.4  Rights of Access .......................................71
               7.5.5  Local, State and Federal Laws ..........................72
               7.5.6  Antidiscrimination During Construction .................72
               7.5.7  Responsibilities of Landlord ...........................72
                  7.5.7.1  Governmental Approvals ............................72
                  7.5.7.2  Easements .........................................73
                  7.5.7.3  Off-Site Improvements .............................73
                  7.5.7.4  Bond Financing ....................................74
               7.5.8  Responsibilities of Developer ..........................74
               7.5.9  Maintenance ............................................75
               7.5.10 Acceptance of Premises .................................75
        7.6  Subdivided Leases ...............................................76
               7.6.1  Same Parties ...........................................76
               7.6.2  Obligations of Subdivided Leases .......................76
               7.6.3  Terms, Covenants .......................................77
                  7.6.3.1  Ground Rent .......................................77
                  7.6.3.2  Improvements ......................................78
                  7.6.3.3  Easements and CC & R's ............................78
                  7.6.3.4  Description of Property ...........................78
                  7.6.3.5  Excluded Matters ..................................78

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                            Page
                                                                            ----

       7.7   Combining Leases ................................................79
               7.7.1  Ground Rent ............................................79
               7.7.2  Easements and CC & R's .................................79

8.   USE .....................................................................79
       8.1   Permitted Development ...........................................79
       8.2   Aviation Related Uses ...........................................80
       8.3   Inapplicable Provision ..........................................80
       8.4   Vehicle Parking .................................................80
       8.5   Federal Aviation Administration .................................80
       8.6   Inspection ......................................................81

9.   LIENS ...................................................................8l
       9.1   Developer's Responsibility ......................................81
       9.2   Notice of Work ..................................................82
       9.3   Discharge of Liens ..............................................82
       9.4   Landlord's Right to Pay .........................................82
       9.5   Reimbursement of Landlord .......................................83

10.  CONDEMNATION ............................................................83
       10.1  Definition of Terms .............................................83
               10.1.1  Total Taking ..........................................83
               10.1.2  Partial Taking ........................................84
               10.1.3  Voluntary Conveyance ..................................84
               10.1.4  Date of Taking ........................................84
               10.1.5  Leased Land ...........................................84
       10.2  Effect of Taking ................................................85
       10.3  Allocation of Award .............................................85
       10.4  Reduction of Ground Rent on Partial Taking ......................85
       10.5  Temporary Taking ................................................86

11.  ALTERATIONS BY DEVELOPER ................................................86

12.  TAXES AND ASSESSMENTS ...................................................87

       12.1  Payment by Developer ............................................87
       12.2  Installment Payments ............................................87
       12.3  Proration .......................................................88
       12.4  Right to Contest ................................................88

13.  CERTIFICATES BY DEVELOPER AND LANDLORD ..................................89
       13.1  Developer to Provide ............................................89
       13.2  Landlord to Provide .............................................91

14.    QUIET ENJOYMENT .......................................................90

                                TABLE OF CONTENTS
                                -----------------
                                   (continued)

                                                                           Page
                                                                           ----
l5. TERMINATION AND FURTHER LEASING.........................................  91

     15.1    Termination ...................................................  91
     15.2    Termination by Developer ......................................  91
     15.3    Termination by Landlord .......................................  91
16. SECURITY DEPOSIT........................................................  92
     16.1    Good Faith Deposit.............................................  92
              16.1.1    Receipt by Landlord ................................  92
              16.1.2    Form of Deposit ....................................  92
              16.1.3    Interest ...........................................  93
              16.1.4    If Bond is Posted ..................................  94
     16.2    Construction Security Deposits.................................  94
              16.2.1    Form of Construction Deposit .......................  95
              16.2.2    Interest ...........................................  95
              16.2.3    Incorporation by Reference .........................  96
              16.2.4    Return of Deposit ..................................  96
              16.2.5    Retention of Deposit by Landlord ...................  96

17. GENERAL PROVISIONS .....................................................  97

     17.1    Notices, Demands and Communication between
                   the Parties..............................................  97
     17.2    Conflict of Interest.........................................  98
     17.3    Enforced Delay:  Extension of Time of Performance............  98
     17.4    Inspection of Books and Records..............................  99
     17.5    Defaults and Remedies........................................  99
              17.5.1   Defaults - General.................................  99
              17.5.2   Institution of Legal Actions.......................  99
              17.5.3   Applicable Law..................................... 100
              17.5.4   Service of Process................................. 100
              17.5.5   Rights and Remedies Are Cumulative................. 100
              17.5.6   Inaction Not a Waiver of Default................... 101
              17.5.7   Remedies........................................... 101
              17.5.8   Developer's Rights................................. 102
              17.5.9   Lease Termination.................................. 102
              17.5.10  Landlord's Exercise of Remedies.................... 103
              17.5.11  Payment to Developer............................... 103
                 17.5.11.1 Reimbursement to Landlord ..................... 104
                 17.5.11.2 Reimbursement to
                             Developer.................................... 105
                 17.5.11.3 Ground Rent ................................... 105
                 17.5.11.4 Remaining Balance ............................. 106
              17.5.12  Delivery of Plans.................................. 106
     17.6      Right to Contest Laws...................................... 106
     17.7      Trade Fixtures............................................. 107
     17.8      Continued Possession of Developer.......................... 108
     17.9      Utilities.................................................. 108
     17.10     Surrender.................................................. 108

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
          17.11   Partial Invalidity ...............................         109
          17.12   Section Headings .................................         109
          17.13   Short Form Lease .................................         109
          17.14   Exhibits Incorporated ............................         109
          17.15   Entire Agreement, Waivers and Amendments .........         109
          17.16   Waivers ..........................................         110
          17.17   Approvals ........................................         110
          17.18   Successors in Interest ...........................         110
          17.19   "And/Or" .........................................         110
          17.20   "Including" Defined ..............................         111
          17.21   Right of First Refusal to Purchase ...............         111
          17.22   If Developer is a Trustee ........................         112
          17.23   Limitation of Liability of Partners ..............         112
          17.24   Approvals ........................................         113

                                  LIST OF EXHIBITS
                                  ----------------

                                                              First Appearing at

Ltr.         Description                                    Paragraph       Page
----         -----------                                    ---------       ----

A            Legal Description of Premises                      1.2           3

B            Site Map of Project Area and                       1.4           3
                 Adjacent Properties

C            Parcel Map                                         1.4           3

D            Categories of Predevelopment                       3.6           16
                 and Infrastructure Costs

E            Form of Nondisturbance                             5.7           44
                 Agreement

F            Off-Site Improvements                              7.5.7.3       74

G            Landscaping Plans                                  7.3.3         62

H            Exterior Elevations                                7.3.4         63

I            Form of Performance Bond and                       7.4.1         68
                 Labor and Material Bond

K            Master FBO Lease                                   8.2           80

L            FAA Conditions                                     8.5           81

M            Form of Short Form Lease                           17.13         109

                                 DEFINED WORDS
                                 -------------


Defined Word                                              Paragraph           Page
------------                                              ---------           ----
"Adjacent Properties"                                        1.4.1              3
"Adjusted Fair Market Land Value"                            3.2.2.1            9
"Adjusted Ground Rent"                                       3.2.4.4           13
"adjustment dates"                                           3.2.1              8
"Affiliated Corporation"                                     5.2.3             38
"Agreement Establishing Developer"                           1.5.2              4
"and/or"                                                     17.19             110
"as-is                                                       7.5.10            75
"Basic Concept Documents"                                    7.3.2             61
"Completion Date"                                            5.5               43
"date of taking"                                             10.1.4            84
"Developer"                                                  Intro(Paragraph)  l
"Developer's Long Beach Airport                              7.1               59
     Center Submittal"
"FAA"                                                        8.5               81
"Ground Rent"                                                3.1               6
"Ground Sublease"                                            5.7               45
"include"                                                    17.20             111
"including"                                                  17.20             111
"Institutional Lender"                                       4.3.1             20
"Landlord"                                                   Intro(Paragraph)  l
"Lease"                                                      Intro(Paragraph)  l
"leased land"                                                10.1.5            84
"Leasehold Mortgage"                                         4.3.2             20
"Leasehold Mortgagee"                                        4.3.3             21
"manage"                                                     1.5.3             5

                                 DEFINED WORDS
                                 -------------
                                  (continued)


Defined Word                                               Paragraph        Page
------------                                               ---------        ----
"Master FBO Lease"                                               8.2          80
"Net Square Footage"                                             3.1.2         7
"New Lease"                                                      4.8.1        29
"nondisturbance agreement"                                       5.7          44
"partial taking"                                                 10.1.2       84
"Predevelopment and Infrastructure                               3.2.2.1      10
 Costs"
"Premises"                                                       1.2           3
"Project"                                                        1.1           2
"Single Lease"                                                   7.7          79
"Subdivided Lease"                                               7.6          76
"sublease"                                                       5.7          45
"sublessee"                                                      5.7          45
"Supplement to Kilroy Industries                                 7.1          59
    December 7, 1983, Proposal"

"Termination Notice"                                             4.6.1        22
"Termination Notice Period"                                      4.6.1        22
"total taking"                                                   10.1.1       87

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT (the "Lease") is made this 24th day 1989 of January, 1989, by and between KILROY LONG BEACH ASSOCIATES, a California Limited Partnership, hereinafter referred to as "Developer", and the CITY OF LONG BEACH, a municipal corporation, hereinafter referred to as "Landlord".

     This Lease is made with reference to the following facts:

     A. On or about July 18, 1985, Landlord and Tenant entered into a lease ("All-Inclusive Lease") of certain real property described in Exhibit "A" to the All-Inclusive Lease ("All-Inclusive Lease Real Property"). The All-Inclusve Lease Real Property to be developed pursuant to the All Inclusive Lease is therein and herein referred to as the "Project". A short form of the All-Inclusive Lease, dated July 17, 1985, was recorded on November 14, 1986 as Instrument No. 86-1571363 in Official Records in the Office of the County Recorder of Los Angeles County, California ("Recorded Short Form All Inclusive Lease").

     B. A Parcel Map has been filed with the County of Los Angeles on July 22, 1988, as Parcel Map No. 16960, in Book 208, pages 92 through 100, of Parcel Maps in the Office of the County Recorder of said County ("Parcel Map"). This Parcel Map includes the real property demised by the All-Inclusive Lease, and other real property.

     C. The All-Inclusive Lease provides in Paragraph 7.6 thereof that the said All-Inclusive Lease may be subdivided into separate new leases upon notice from Developer to Landlord. Developer gave written notice to Landlord on August 22, 1988, requesting that the All-Inclusive Lease be subdivided into three (3) separate leases covering the All-Inclusive Lease Real Property as follows:

            1.  Parcels l and 2 of the Parcel Map ("Parcel l and 2 Lease").
            2.  Parcels 5 and 6 of the Parcel Map ("Parcel 5 and 6 Lease").
            3. The All-Inclusive Lease would be reduced in scope and coverage to include all of the remainder of the All-Inclusive Lease Real Property consisting of Parcels 3 and 4, and an additional Parcel 8 of the Parcel Map.

     D. This Lease is intended to be the subdivided lease hereinabove described as the Parcel l and 2 Lease, and it shall hereinafter be referred to as the "Lease".

     NOW THEREFORE, Landlord and Developer hereby agree as follows:

            1.  SUBJECT OF LEASE:
                ----------------

                1.1 Purpose of Lease. The purpose of this Lease is to provide for the lease and improvement of certain Premises, hereinafter described, as a part of the Project. This Lease is entered into pursuant to the provisions of
Section 7.6 of the All-Inclusive Lease and in order to develop Parcels and l and 2 of the Project and not for speculation in land holding. The development of Parcels l and 2 of the Project pursuant to and as contemplated by this Lease is in the best interests of Landlord and in accord with the public purposes and provisions of applicable State and local laws and requirements under which the Project is to be undertaken.

                1.2 Lease of Premises. Subject to the terms, covenants and
                    -----------------
conditions of this Lease, Landlord hereby leases to Developer and Developer hereby takes and hires from Landlord that certain real property (the "Premises") legally described on Exhibit "A" attached hereto and made a part hereof, upon the terms and conditions hereinafter set forth.

                1.3 The Project Area. The area within which the Project is
                    ----------------
located in the City of Long Beach is the area generally described as the area bounded by Spring Street on the northwest, Taxiway D on the northeast, the San Diego Freeway on the south and southeast, and the National Guard facility on the west.

                1.4 The Premises. The Premises are included in the Project area
                    ------------
illustrated and designated on the site map attached hereto as Exhibit "B" and the revised Parcel Map No. 16960 attached hereto as Exhibit "C", and forming a part of this Lease and are legally described in the attached Exhibit "A".

                      1.4.1 Adjacent Properties. Developer has entered into a
                            -------------------
                  separate Lease, dated April 21, 1988, with the Board of Water Commissioners of the City of Long Beach ("Water Department Lease"), for the development of certain adjacent properties ("Adjacent Properties") identified in Exhibit "B", into the Project for creation of an integrated development. The fair market value and fair market Ground Rent and periodic adjustments thereof of said Adjacent Properties shall be as mutually agreed by said Board of Water Commissioners and Developer, and by Landlord, as to that portion under jurisdiction of Landlord.

                  Development of the Adjacent Properties shall be governed by the Water Department Lease (and Landlord, as to its property).

        1.5     Parties to the Lease Agreement.
                ------------------------------
                1.5.1 Landlord. Landlord is a municipal corporation organized
                      --------
and existing under the laws of the State of California acting in its proprietary capacity. The principal office of Landlord is located at City Hall, 333 West Ocean Boulevard, Long Beach, California 90802. The term "Landlord" as used in this Lease includes the City of Long Beach, California, and any assignee of or successor to its rights, powers and responsibilities.

                1.5.2 Developer. Developer is a California limited partnership
                      ---------
having a principal place of business at 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245. A written agreement has been executed creating Developer ("Agreement Establishing Developer") an executed copy of which has been delivered to Landlord. Developer agrees, upon request of Landlord, to provide Landlord with any amendments to the Agreement Establishing Developer, so long as Kilroy Long Beach Associates, a California Limited Partnership, is the party acting as Developer under this Lease. The provisions of the foregoing sentence shall apply to any entity becoming a successor to Developer under this Lease or any other lease which may be established pursuant hereto covering the Premises or one or more of the Adjacent Properties.

                1.5.3  Association by Developer.  Notwithstand-
                       ------------------------
                  ing any other provisions hereof, Developer reserves the right, at its discretion, to join and associate with other entities in joint ventures, partnerships or otherwise for the purpose of leasing and developing the Premises and the Adjacent Properties, and Developer may assign this Lease to any such entity, provided that Developer, or any partner of Developer having a controlling interest in Developer, continues to manage and retain policy control over the development and operation of the Premises, until such time as Developer's interests under this Lease are assigned as permitted under subsection 5.1, below. As used herein, "manage" shall mean to direct or supervise the operation and execution of the development of the Premises and to have authority to act for and bind the entity in all dealings with Landlord under this Lease. This definition shall be deemed to require Developer to retain policymaking authority.

                  2.  TERM:

                      2.1  Basic Term. The term of this Lease shall commence on
                           ----------
the date of execution of this Lease and shall continue thereafter for a period of approximately forty-six (46) years, expiring on July 17, 2035.

                      2.2  Options for Extensions. Subject to approval by the
                           ----------------------
Long Beach City Council and subject to the review by Landlord of Lease provisions pursuant to Section 37380(b)(1) of the Government Code, Developer shall have an option for four (4)

 Lease extensions of ten (10) years each and a final Lease extension of nine (9) years, so that the total possible duration of this Lease will be ninety-nine
(99) years. Developer may request at any time after six (6) months following the effective date of this Lease that Landlord formally consider the granting of such Lease extensions, and Landlord shall act upon such request within ninety
(90) days after receipt thereof.

3.   RENT:
     ----

     3.1 Minimum Ground Rent. From commencement of the term of this Lease, the
         -------------------
Ground Rent ("Ground Rent") payments shall be as follows:

                  3.1.1 Amount of Ground Rent. Developer shall
                        ---------------------
         pay as initial Ground Rent, the sum of Three Hundred Thirty-Seven Thousand Five Hundred Eighty-Three and 38/100 Dollars ($337,583.38) per year, which is stated by the parties to be ten percent (10%) of the initial stated value of the land included in the Premises, which, in turn is agreed by the parties to be Three Million Three Hundred Seventy-Five Thousand Eight Hundred Thirty Three and 80/100 Dollars ($3,375,833.80).

                  3.1.2 Allocation of Ground Rent. Developer has
                        -------------------------
         developed the Premises as two (2) distinct parcels, which are designated as Parcel l and Parcel 2 of Parcel Map No. 16960 attached hereto and marked Exhibit "C" for reference, with one or more buildings per parcel. The initial Ground Rent obligation described in this subsection 3.1.1. shall be allocated between Parcel l and Parcel 2 in the proportion that the net square footage of land contained in each parcel bears to the net square footage of the land in the entire Premises. "Net square footage" of land means that portion of the land not subject to dedication for public streets and sidewalks.

                 3.1.3 Payment of Ground Rent. The obligation to pay Initial
                       ----------------------
         Ground Rent is acknow1edged to have commenced on Parcel l on June 20, 1986 and on Parcel 2 on May 6, 1986, pursuant to the provisions of the All-Inclusive Lease. Such Initial Ground Rent for Parcel l and Parcel 2 shall be prorated and paid under the All-Inclusive Lease until the date of this Lease, and thereafter shall be paid pursuant to the provisions of this Lease.

                 3.1.4 Initial Ground Rent. The initial Ground Rent due for
                       -------------------
         each parcel shall be a sum equal to fifty percent (50%) of the Ground Rent attributable to such parcel. Payment of Ground Rent shall continue at that rate until either six (6) months after issuance of an Initial Temporary Certificate of Occupancy on the building shell or commencement of subtenant rent, whichever occurs earlier, at which time the full Ground Rent attributable to that parcel shall become payable.

                  3.1.5  Inapplicable Provision.
                         -----------------------

                  3.1.6  Inapplicable Provision.
                         -----------------------

         3.1.7  Due Dates and Place of Payment.  Ground Rents described herein
                ------------------------------
shall be payable in installments due the first day of each month. Payment shall be made to the City of Long Beach at the office of the Airport Manager, 4100 Donald Douglas Drive, Long Beach, California 90808. Ground Rent installments will be deemed late on the tenth (10th) day of the month and shall bear interest until the installment is paid at the rate received by the City of Long Beach on its investment portfolio during the preceding quarter, provided said interest rate shall not exceed twenty percent (20%) per year.

    3.2  Ground Rent Adjustments.
         -----------------------

         3.2.1  Adjustment Dates.  In order to adjust the annual Ground Rent for
                ----------------
each parcel the fair market land value of each parcel and the prevailing rate of return shall be determined in the tenth (10th) year after commencement of payment of the full Ground Rent for such parcel, and adjusted Ground Rent payments shall take effect on the first (1st) day of the eleventh (11th) year. The fair market land value and prevailing rate of return for each parcel shall be determined in the year 2000, with respect to Ground Rent payable commencing January 1, 2001, and every five (5) years thereafter, and the Ground Rent shall be adjusted accordingly on the first (1st) day of each sixth (6th) year. Said dates of adjustment of Ground Rent shall be referred to for convenience as "adjustment dates".

         3.2.2  Ground Rent Adjustments by Appraisal. With respect to each
                ------------------------------------
Ground Rent adjustment date, the fair market land value and prevailing rate of return shall be determined by agreement between Landlord and Developer, but should they not be able to agree at least two hundred ten (210) days prior to an adjustment date, then such fair market land value and prevailing rate of return shall be determined by appraisal by an analysis of comparable land transactions committed to the same usage and either zoned for or improved with facilities of similar density and height considerations, and/or such other appraisal method(s) recognized by the appraisal profession as are appropriate for fair market land value appraisals and mutually agreed to by the appraisers at time of reevaluation as being appropriate, recognizing market conditions that prevail as of the date of value.

            3.2.2.1  Adjustment for Predevelopment and Infrastructure Costs.
                     ------------------------------------------------------
    The fair market land value of the Premises (as agreed upon by Landlord and Developer or as determined by appraisal) shall be adjusted ("Adjusted Fair Market Land Value") in the proportion that Three Million Three Hundred Seventy-Five Thousand Eight Hundred Thirty Three and 80/100 ($3,375,833.80) bears to the original stated land value of the Premises of Three Million Three Hundred Seventy-Five Thousand Eight Hundred Thirty Three and 80/100 Dollars ($3,375,833.80),
    plus the pro rata portion of the actual on-site and off-site "Predevelopment and Infrastructure Costs", applicable to the Premises, determined according to subsection 3.8. The Adjusted Fair Market Land Value shall be converted into an annual Ground Rent obligation based on the prevailing rate of return as determined pursuant to subsection 3.2.2.

         3.2.3  Appraisal.  In the event the parties are unable to agree upon
                ---------
the fair market rental value or the prevailing rate of return or the method of appraisal of the Premises at any adjustment date, the fair rental value of the subject land and/or the prevailing rate of return shall be determined by appraisals prepared by two appraisers, one appointed by the Landlord at its expense and one appointed by the Developer at its expense, both of whom shall be MAI members of the American Institute of Real Estate Appraisers or a successor organization in the event the American Institute of Real Estate Appraisers ceases to exist. Said appraisers shall be appointed not more than six (6) months prior to the commencement of the rental adjustment period but, in any event, within thirty (30) days after either party has given notice in writing of inability to agree. Both appraisals must be completed and submitted to the Landlord and Developer respectively within sixty (60) days after the appointment of the appraisers. The two appraisals shall be averaged un-less the higher of the two appraisals exceeds the lesser by ten percent (10%) or more, in which case the two appraisers shall appoint a third appraiser, also an MAI member of the American Institute. In order to select such third appraiser, if the two appraisers do not agree, the appraisers shall obtain a list of five appraisers from the President of the American Institute of Real Estate Appraisers and shall alternately strike names from such list until one remains to become the third appraiser. The third appraiser shall be appointed by the first two appraisers within fourteen (14) days after notice from either of the parties to this Lease that the appointment of a third appraiser is necessary. The cost of such third appraiser shall be shared equally by the parties to this Lease. The third appraiser shall complete and submit the required appraisal to both parties within sixty (60) days after appointment. All appraisals shall be in the form of written reports supported by facts and analysis. The two of the three appraisers arriving at values closest to each other shall attempt to concur on a value. If they are unable to do so within thirty (30) days, the two closest appraisals shall be averaged and that value shall be the fair market value of the land or the prevailing rate of return, as appropriate. The total appraised value of both parcels shall not exceed the appraised value of the Premises. The Adjusted Fair Market Land Value shall be converted into an annual Ground Rent obligation based on the prevailing rate of return on similar ground leases then current in the market. Disagreements between the two appraisers as to the method of appraisal shall be resolved by a third appraiser, appointed in the manner described in this subsection.

         3.2.4  Maximum Rent Increase.  The increase if any, in Ground Rent at
                ---------------------
the time of any adjustment date shall be limited for parcels upon which one or more buildings have been constructed by the increase in subtenant rents as described in this section:

              3.2.4.1  Allocation to Parcels.  At the time of execution of the
                       ---------------------
    Lease, the Ground Rent shall be allocated between the parcels within the Premises in the manner set out in subsection 3.1.2. The percentage of rent attributable to each parcel shall remain in effect during the term of the Lease unless parcel areas change.

              3.2.4.2.  Base Sublease Rental.  The base sublease rental for each
                        --------------------
    parcel shall be the total annualized rent, stabilized to exclude free rent, reduced rent or excess tenant improvement amortization or other similar concessions or considerations measured in the first year in which more than eighty percent (80%) of the rentable space on a given parcel is rented, prorated to full occupancy.

              3.2.4.3  Sublease Rental Percentage Change. The sublease rental
                       ---------------------------------
    percentage change shall be determined by calculating the percentage changes in sublease rental between the base sublease rental for a parcel described in subsection 3.2.4.2 above and the actual sublease rental due to Developer for the same parcel in the full year preceding a Ground Rent Adjustment date, stabilized to exclude any free rent, reduced rent or excess tenant improvement amortization or other similar concessions or considerations.

         3.2.4.4  Adjusted Ground Rent.  The "Adjusted Ground Rent" for each
                  --------------------
parcel at any given adjustment period shall be the lesser of the Adjusted Fair Market Rental Value for such parcel as determined in subsection 3.2.2 above or the initial Ground Rent for such parcel plus the product of the Sublease Rental Percentage Change determined in 3.2.4.3 above times the initial Ground Rent for such parcel. To the extent that the Adjusted Fair Market Rental Value is greater than the Adjusted Ground Rent, the difference may be carried forward into the next five (5) year adjusted rental period but not into any subsequent five (5) year adjusted rental periods, and thereby recovered by Landlord. The amount of Ground Rent during a five (5) year adjusted rental period where there has been such a carry forward shall not exceed one hundred ten percent (110%) of the fair market Ground Rent as determined for that period.

                        3.2.4.5  Sale or Assignment of Leasehold Interest.
                                 ----------------------------------------
              Should Developer sell, assign or otherwise transfer its leasehold interest to an owner-user such that sublease rental is not paid to Developer, the fair market sublease rental for such building, using the criteria and methods set out in subsection 3.2.2, shall become the basis for calculating the maximum rental adjustment using the process described in 3.2.4.3 above.

          3.3 Ground Rent Adjustments Following Reconstruction.  Developer
              ------------------------------------------------
contemplates, pursuant to Section 11 hereof, that during the term of this Lease, any or all of the buildings developed on the Premises may be demolished and new buildings constructed in their place in order to meet the then current market demand, subject to Landlord approval pursuant to Section 7. In the event of such demolition and new construction on a particular parcel, the provisions of subsection 3.2 shall be modified with respect to such parcel as set forth below in subsections 3.3.1 and 3.3.2. This subsection 3.3 shall not apply to demolition and new construction which is due to damage or destruction, as described in subsection 6.3, where said new construction is limited to one for one replacement of useable or rentable floor area in the same general building configuration as that which previously existed.

                   3.3.1  Ground Rent Adjustments.  Ground Rent for such parcel
                          -----------------------
          shall be adjusted according to the process set out in subsections
          3.2.2 and 3.2.3 but the limitations in subsection 3.2.4 shall not apply to such adjustment.

              3.3.1.1  Adjustment Date.  The adjustment shall be effective
                       ---------------
    either six (6) months after issuance of an Initial Temporary Certificate of Occupancy of the building shell or commencement of subtenant rent, whichever occurs earlier; or

              3.3.1.2  Alternate Adjustment Date.  In the event a regular five
                       -------------------------
    (5) year Ground Rent adjustment date for the parcel, as established in subsection 3.2.1, occurs after commencement of demolition of a building on said parcel and prior to completion of construction of a new building in its place, said adjustment shall take place on schedule and shall be based upon the assumption that construction of the planned new building has been completed.

         3.3.2  No Adjustment At Next Scheduled Adjustment Date.  There shall be
                -----------------------------------------------
no Ground Rent adjustment for such parcel at the next scheduled adjustment date, but all subsequent Ground Rent adjustments shall occur on the schedule set out in subsection 3.2.1.

         3.3.3  Maximum Ground Rent Adjustment.  For purposes of determining the
                ------------------------------
maximum Ground Rent increase under subsection 3.2.4 at the time of the next Ground Rent adjustment and thereafter, the base sublease rental described in subsection 3.2.4 shall be established with respect to the new building or buildings constructed on the parcel.

          3.4 Adjustments to Ground Rent During Option Term. At the commencement
              ---------------------------------------------
of each option term, and at the end of each five (5) years of each option term, the Ground Rent shall be determined as provided in subsection 3.2.2, but with no adjustment thereto as is provided in said subsection 3.2.2.1. The fair market land value shall be converted into an annual Ground Rent obligation based on the rate of return then current in the market for parcels which are currently and fairly appraised.

          3.5 Maximum Ground Rent Increase.  However, the increase in Ground
              ----------------------------
Rent at the end of five (5) years of each option term shall be subject to the provisions of subsection 3.2.4, with the first year of the option term as the base period for determining sublease rental and the fifth (5th) year of the option term being the adjustment year for determining actual rental received, both to be stabilized to exclude any free rent, reduced rent, excess tenant improvement amortization or other similar concessions or considerations. The Ground Rent commencing the sixth (6th) year of any option term cannot increase at a percentage rate greater than the percentage increase in sublease rentals from the base year to the adjustment year.

          3.6 Definition of Predevelopment and Infrastructure Costs.  For
              -----------------------------------------------------
purposes of this Lease, Predevelopment and Infrastructure Costs shall include the pro rata portion applicable to the Premises of all costs actually incurred by Developer for those items identified in Exhibit "D", subject to the limitations of this subsection, which costs are necessary to initially render the Premises suitable for development according to Developer Basic Concept Documents as described in Section 7. Predevelopment and Infrastructure Costs shall include all offsite and on-site improvements required to create six (6) buildable parcels, but shall not include any costs directly associated with the construction of buildings or parking upon such parcels. It is understood and agreed by Landlord that certain improvements particularly landscaping, may exceed the standards normally used by the City of Long Beach, and that such improvements shall be included in Predevelopment and Infrastructure Costs to the extent they are consistent with Developer's Basic Concept Documents and landscape plans described in Section 7.

          3.7 Approval of Improvement Plans.  Prior to commencement of any
              -----------------------------
construction on the Premises, Developer submitted to Landlord engineering plans and costs estimates for those items identified in Exhibit "D" which are included in Predevelopment and Infrastructure Costs. Specifications for all improvements shall meet or, at Developer's election, exceed the standard specifications of the City of Long Beach for such improvements. Landlord reviewed said plans for conformity with the Basic Concept Documents and approved them as to such conformity in accordance with the procedures and criteria set out in subsection 7.3.7.

          3.8 Determination of Predevelopment and Infrastructure Costs.
              --------------------------------------------------------
Predevelopment and Infrastructure Costs for the entire Project shall be determined in the manner described in Sections 3.6 through 3.11, inclusive, of the All-Inclusive Lease as if the All-Inclusive Lease had not been subdivided. At such time as such Predevelopment and Infrastructure Costs have been so determined pursuant to the All-Inclusive Lease, a portion of such Predevelopment and Infrastructure Costs shall be allocated to this Lease in the ratio as the square footage of the area of the Premises included in this Lease bears to the entire square footage of the area of the All-Inclusive Lease prior to the subdivision of the All-Inclusive Lease, excluding for such purposes any of the areas included in Parcel 8 of the Parcel Map, as said Parcel 8 has a different rental calculation procedure from the balance of the real property included within the Project.

               3.9  Inapplicable Provision.
                    ----------------------

               3.10 Inapplicable Provision.
                    ----------------------

               3.11 Inapplicable Provision.
                    ----------------------

          4.  LEASEHOLD MORTGAGES:
              -------------------

              4.1 Leasehold Mortgage Authorized.  On one or more occasions
                  -----------------------------
Developer may take back a Purchase Money Leasehold Mortgage upon a sale and assignment of the Leasehold Estate created by this Lease or may mortgage or otherwise encumber Developer's Leasehold Estate to an Institutional Lender (as hereinafter defined), under one or more Leasehold Mortgages and assign this Lease as security for such Mortgage or Mortgages.

              4.2  Notice to Landlord.
                   ------------------

                   4.2.1  Leasehold Mortgage Requirements.  If Developer shall,
                          -------------------------------
          on one or more occasions, take back a Purchase Money Leasehold Mortgage upon a sale and assignment of the Leasehold Estate or shall mortgage Developer's Leasehold Estate to an Institutional Lender, and if the Holder of such Leasehold Mortgage shall provide Landlord with notice of such Leasehold Mortgage together with a true copy of such Leasehold Mortgage and the name and address of the Mortgagee, Landlord and Developer agree that, following receipt of such notice by Landlord, the provisions of this Section 4 shall apply in respect to each such Leasehold Mortgage.

          4.2.2  Assignment of Leasehold Mortgage.  In the event of any
                 --------------------------------
assignment of a Leasehold Mortgage or in the event of a change of address of a Leasehold Mortgagee or of an assignee of such Mortgage, notice of the new name and address shall be provided to Landlord within ten (10) days after completion of such assignment.

          4.2.3  Landlord's Acknowledgement of Notice. Landlord shall promptly
                 ------------------------------------
upon receipt of a communication purporting to constitute the notice provided for by subsections 4.2.1 or 4.2.2, above, acknowledge by an instrument in recordable form receipt of such communication as constituting the notice provided for by subsections 4.2.1 or 4.2.2, or, in the alternative, notify Developer and the Leasehold Mortgagee of the rejection of such communication as not conforming with the provisions of subsections 4.2.1 or 4.2.2, and specify the specific basis of such rejection.

          4.2.4  Developer to Provide Copies.  After Landlord has received the
                 ---------------------------
notice provided for by subsections 4.2.1 or 4.2.2 above, Developer, upon being requested to do so by Landlord, shall within ten (10) days provide Landlord with copies of the note or other obligation secured by such Leasehold Mortgage and of any other documents pertinent to the Leasehold Mortgage as specified by Landlord. If requested to do so by Landlord, Developer shall thereafter also provide Landlord from time to time with a copy of each amendment or other modification or supplement to such instruments. All recorded documents shall be accompanied by the appropriate certification of the Custodian of the Recording Office as to their authenticity as true and correct copies of the official records and all non-recorded documents shall be accompanied by a certification by Developer that such documents are true and correct copies of the originals. From time to time upon being requested to do so by Landlord, Developer shall also notify Landlord of the date and place of recording and other pertinent recording data with respect to such instruments as have been recorded.

    4.3  Definitions.
         -----------

         4.3.1  Institutional Lender.  The term "Institutional Lender" as used
                --------------------
in this Section 4 shall refer to a savings bank, savings and loan association, commercial bank, trust company, credit union, insurance company, college, university, real estate investment trust or pension fund. The term "Institutional Lender" shall also include other lenders of substance which have assets in excess of Fifty Million and No/l00 Dollars ($50,000,000.00) at the time the Leasehold Mortgage is made.

         4.3.2  Leasehold Mortgage.  The term "Leasehold Mortgage" as used in
                ------------------
this Section 4 shall include
          a mortgage, a deed of trust, a deed to secure debt, or other security instrument by which Developer's Leasehold Estate is mortgaged, conveyed, assigned or otherwise transferred, to secure a debt or other obligation.

                   4.3.3  Leasehold Mortgagee.  The term "Leasehold Mortgagee"
                          -------------------
          as used in this Section 4 shall refer to a holder of a Leasehold Mortgage in respect to which the notice provided for by subsection 4.2 has been given and received and as to which the provisions of this
          Section 4 are applicable.

             4.4 Consent of Leasehold Mortgagee Required.  No cancellation,
                 ---------------------------------------
surrender or modification of this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee.

             4.5 Default Notice.  Landlord upon providing Developer any notice
                 --------------
of: (i) default under this Lease, (ii) a termination of this Lease, or (iii) a matter of which Landlord may predicate or claim a default, shall at the same time provide a copy of such notice to every Leasehold Mortgagee. No such notice by Landlord to Developer shall be deemed to have been duly given unless and until a copy thereof has been so provided to every Leasehold Mortgagee having a lien upon the Premises. From and after the date such notice has been given to a Leasehold Mortgagee, such Leasehold Mortgagee shall have the same period, after giving of such notice upon it, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Developer after the giving of such notice to Developer, plus in each instance, the additional periods of time specified in subsections 4.6 and 4.7 to remedy, commence remedying or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Landlord shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the same had been done by Developer. Developer authorizes each Leasehold Mortgagee to take any such action at such Leasehold Mortgagee's option and does hereby authorize entry upon the Premises by the Leasehold Mortgagee for such purpose.

              4.6  Notice to Leasehold Mortgagee.
                   -----------------------------

                   4.6.1  Landlord's Termination Notice.  Anything contained in
                          -----------------------------
          this Lease to the contrary notwithstanding, if any default shall occur which entitles Landlord to terminate this Lease, Landlord shall have no right to terminate this Lease unless, following the expiration of the period of time given Developer to cure such default or the act or omission which gave rise to such default, Landlord shall notify every Leasehold Mortgagee of Landlord's intent to so terminate ("Termination Notice") at least thirty (30) days in advance of the proposed effective date of such termination if such default is capable of being cured by the payment of money ("Termination Notice Period"), and at least sixty (60) days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money (also a "Termination Notice Period"). The provisions of subsection 4.7, shall apply if, during such thirty (30) or sixty (60) day Termination Notice Period, any Leasehold Mortgagee shall:

              4.6.1.1 Notify Landlord of such Leasehold Mortgagee's desire to nullify such notice; and

              4.6.1.2 Pay or cause to be paid all Ground Rent, additional rent and other payments then due and in arrears as specified in the Termination Notice to such Leasehold Mortgagee and which may become due during such thirty (30) or sixty (60) day Termination Notice Period; and

              4.6.1.3 Comply or in good faith, with reasonable diligence and continuity, commence to comply with all nonmonetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Leasehold Mortgagee; provided however, that such Leasehold Mortgagee shall not be required during such sixty (60) day Termination Notice Period to cure or commence to cure any default consisting of Developer's failure to satisfy and discharge any lien, charge or encumbrance against the Developer's interest in this Lease or the Premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee.

         4.6.2  Proper Address of Leasehold Mortgagee. Any notice to be given by
                -------------------------------------
Landlord to a Leasehold Mortgagee pursuant to any provision of this Section 4 shall be deemed properly addressed if sent to the

Leasehold Mortgagee who served the notice referred to in subsection 4.2.1 unless notice of a change of Mortgage ownership has been given to Landlord pursuant to subsection 4.2.2.

    4.7  Procedure on Default.
         --------------------

         4.7.1  Extension of Termination Notice Period. If Landlord shall elect
                --------------------------------------
to terminate this Lease by reason of any default of Developer, and a Leasehold Mortgagee shall have proceeded in the manner provided for by subsection 4.6, the specified date for the termination of this Lease as fixed by Landlord in its Termination Notice shall be extended for a period of six (6) months, provided that such Leasehold Mortgagee shall during such six (6) month period:

          4.7.1.1  Payment of Monetary Obligations. Pay or cause to be paid the
                   -------------------------------
Ground Rent, additional rent and other monetary obligations of Developer under this Lease as the same become due, and continue its good faith efforts to perform all of Developer's other obligations under this Lease.

          4.7.1.2  Foreclosure of Leasehold Mortgage. If not enjoined or stayed,
                   ---------------------------------
take steps to acquire or sell Developer's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

         4.7.2  Cure of Default.  If at the end of such six (6) month period
                ---------------
such Leasehold Mortgagee is com-
plying with subsections 4.7.1.1 and 4.7.1.2, this Lease shall not then terminate, and the time for completion by Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Developer's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this subsection 4.7, however, shall be construed to extend this Lease beyond the original term thereof as extended by any options to extend the term of this Lease properly exercised by Developer or a Leasehold Mortgagee in accordance with subsection 2.1, nor to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Developer had not defaulted under this Lease.

         4.7.3  Compliance of Leasehold Mortgagee.  If a Leasehold Mortgagee is
                ---------------------------------
complying with subsection 4.7.1 upon the acquisition of Developer's Leasehold Estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise this Lease shall continue in full force and effect as if Developer had not defaulted under this Lease.

                                      //

         4.7.4  Leasehold Mortgage Not an Assignment. For the purposes of this
                ------------------------------------
Section 4, the making of a Leasehold Mortgage issued by an institutional lender shall not be deemed to constitute an assignment or transfer of this Lease or of the Leasehold Estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the Leasehold Estate hereby created so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Developer to be performed hereunder, but the purchaser at any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the Leasehold Estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be an assignee or transferee within the meaning of this
Section 4, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of Developer to be performed hereunder from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of the Leasehold Estate. Provided, however, that Developer shall, as to such Leasehold Mortgagee, provide to Landlord the same information which Developer must supply pursuant to this Lease as assignee.

        4.7.5  Obligation of Leasehold Mortgagee to Repair or Reconstruct.  If
               ----------------------------------------------------------
the Leasehold Mortgagee or its designee shall become holder of the Leasehold Estate, and if the buildings and improvements on the Premises shall have been or become materially damaged on, before or after the date of such purchase and assignment, the Leasehold Mortgagee or its designee shall be obligated to repair, replace or reconstruct the building or other improvements only to the extent of the net insurance proceeds received by the Leasehold Mortgagee or its designee by reason of such damage. However, should such net insurance proceeds be insufficient to repair, replace or reconstruct the building or other improvements to the extent required by subsection 6.3, and should the Leasehold Mortgagee or its designee choose not to fully reconstruct the building or other improvements to the extent required by subsection 6.3, such failure shall constitute an event of default under this Lease which shall entitle Landlord to commence proceedings to terminate the Lease.

          4.7.6  Leasehold Mortgagee's Right to Transfer. Any Leasehold
                 ---------------------------------------
Mortgagee or other acquirer of the Leasehold Estate of Developer pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquiring Developer's Leasehold Estate, without further consent of Landlord, assign the Leasehold Estate one time on such terms and to such persons and organizations as are acceptable to such Mortgagee or acquirer and thereafter be relieved of all obligations under this Lease; provided that such assignee has delivered to Landlord its written agreement to be bound by all of the provisions of this Lease. Any further attempts by the Leasehold Mortgagee to assign shall comply with the provisions of this Lease relating to Assignment.

          4.7.7  Leasehold Mortgagee Transfer a Permitted Sale.  Notwithstanding
                 ---------------------------------------------
any other provisions of this Lease, any sale of this Lease and of the Leasehold Estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignment or transfer of this Lease and of the Leasehold Estate hereby created in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be a permitted sale, transfer or assignment of this Lease and of the Leasehold Estate hereby created.

    4.8   New Lease.
          ---------

          4.8.1  Terms of New Lease.  In the event of the termination of this
                 ------------------
Lease as a result of Developer's default Landlord shall, in addition to providing the notices of default and termination as required by subsections 4.5 and 4.6, provide each Leasehold Mortgagee with written notice that the Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, then known to Landlord. Landlord agrees to enter into a new lease

("New Lease") of the Premises with such Leasehold Mortgagee, or its designee for the remainder of the term of this Lease, effective as of the date of termination, at the Ground Rent and additional rent, and upon the terms, covenants and conditions, including all first rights of refusal and options to renew or purchase, but excluding requirements which are not applicable or which have already been fulfilled of this Lease, provided:

              4.8.1.1  Written Request to Landlord. Such Leasehold Mortgagee
                       ---------------------------
    shall make written request upon Landlord for such New Lease within thirty
    (30) days after the date such Leasehold Mortgagee receives Landlord's Notice of Termination of this Lease given pursuant to this subsection 4.8.

              4.8.1.2  Payment of Obligations.  Such Leasehold Mortgagee or its
                       ----------------------
    designee shall pay or cause to be paid to Landlord at the time of execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorney's fees, which Landlord shall have incurred by reason of such termination and the execution and delivery of the New Lease and which would not otherwise have been received by Landlord from Developer or other party in interest under Developer. In the event of a controversy as to the amount to be paid to Landlord pursuant to this subsection 4.8.1.2, the payment obligation shall be satisfied if Landlord shall be paid the amount not in controversy, and the Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate set forth in subsection 3.1.6, and such obligation shall be adequately secured.

          4.8.1.3  Remedy of Developer's Defaults. Such Leasehold Mortgagee or
                   ------------------------------
its designee shall agree to remedy any of Developer's defaults of which said Leasehold Mortgagee is or may be notified by Landlord's Notice of Termination and which are reasonably susceptible of being so cured by Leasehold Mortgagee or its designee.

          4.8.1.4  New Lease to Have First Priority. Any New Lease made pursuant
                   --------------------------------
to this subsection 4.8 and any Subdivided Lease entered into pursuant to subsection 7.6 and any Single Lease entered into pursuant to subsection 7.7, shall be prior to any mortgage or other lien, charge or encumbrance on the fee of the Premises and the Developer under such New Lease, Single Lease or Subdivided Lease, as the case may be, shall have the same right, title and interest in and to the Premises and the buildings and improvements thereon as Developer had under this Lease.

                       4.8.1.5  Developer's Obligations Under New Lease.  The
                                ---------------------------------------
              Developer under any such New Lease, Single Lease or Subdivided Lease shall be liable to perform the obligations imposed on the Developer by such New Lease, Single Lease or Subdivided Lease only during the period such person or entity has ownership of such Leasehold Estate.

      4.9   New Lease Priorities. If more than one Leasehold Mortgagee shall
            --------------------
request a New Lease pursuant to subsection 4.8.1, Landlord shall enter into such New Lease with the Leasehold Mortgagee whose mortgage is prior in lien or with the designee of such Leasehold Mortgagee. Landlord, without liability to Developer or any Leasehold Mortgagee with an adverse claim, may rely upon a mortgagee title insurance policy issued by a responsible title insurance company doing business within the State of California as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such New Lease.

      4.10  Eminent Domain.  Developer's share, as provided by subsection
            --------------
10.3, of the proceeds arising from an exercise of the power of Eminent Domain shall, subject to the provisions of such subsection 10.3, be disposed of as provided for by any Leasehold Mortgagee.

      4.11  Notice of Arbitration.  Landlord shall give each Leasehold
            ---------------------
Mortgagee prompt notice of any appraisal, arbitration or legal proceedings between Landlord and Developer involving obligations under this Lease. Landlord shall give the Leasehold Mortgagee notice of, and a copy of any award or decision made in any such proceedings, which shall be binding on all Leasehold

Mortgagees.

          4.12  Amendment to Facilitate Leasehold Financing. Landlord hereby
                -------------------------------------------
agrees that if any Institutional Lender to whom Developer proposes to make a Leasehold Mortgage on Developer's Leasehold Estate shall require as a condition to making any loan secured by such mortgage that Landlord agree to modifications of this Lease, then Landlord agrees that it will enter into an agreement with Developer in recordable form making the modifications that are requested by such lender, provided that such changes do not adversely affect any right of Landlord under this Lease.

          4.13  Security Deposit.  If any Leasehold Mortgagee, its designee or
                ----------------
other purchaser has acquired the Leasehold Estate of Developer pursuant to foreclosure, conveyance in lieu of foreclosure or other proceedings, or has entered into a New Lease with Landlord in accordance with subsection 4.8, such Leasehold Mortgagee, its designee or other purchaser shall succeed to the rights of Developer, if any, in and to the security deposits paid by Developer to Landlord pursuant to subsections 16.1 and 16.2. In such event, Developer shall no longer have any rights to such security deposits, and Landlord shall hold such security deposits for and on behalf of such Leasehold Mortgagee, its designee or other purchaser.

          4.14  Estoppel Certificate.  Landlord shall at any time and from time
                --------------------
to time hereafter, but not more frequently than twice in any one-year period (or more frequently if such request is made in connection with any sale or mortgaging of Developer's Leasehold Interest or permitted subletting by

Developer), within ten (10) days after written request of Developer to do so, certify by written instrument duly executed and acknowledged to any Mortgagee or purchaser, or proposed Mortgagee or proposed purchaser, or any other person, firm or corporation specified in such request: (i) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (ii) as to the validity and force and effect of this Lease, in accordance with its tenor; (iii) as to the existence of any default hereunder; (iv) as to the existence of any offsets, counter claims or defenses hereto on the part of Developer; (v) as to the commencement and expiration dates of the term of this Lease; and (vi) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by Developer and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on Landlord. Any party requesting such estoppel certificate shall reimburse Landlord for its costs and expenses incurred in issuing such certificate .

          4.15  Notices.  Notices from Landlord to the Leasehold Mortgagee shall
                -------
be mailed to the address furnished Landlord pursuant to subsection 4.2 , and those from the Leasehold Mortgagee to Landlord shall be mailed to the address designated pursuant to the provisions of subsection 1.5.1 hereof, attention the General Manager. Such notices, demands and requests shall be given in the manner described in subsection 17.1 and shall in all respects be governed by the provisions of that subsection.

          4.16  Erroneous Payments.  No payment made to Land-
                ------------------
lord by a Leasehold Mortgagee shall constitute agreement that such payment was, in fact, due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Landlord pursuant to Landlord's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof provided such Leasehold Mortgagee shall have made demand therefor not later than ninety (90) days after the date of its payment.

          4.17  Request for Notice for Benefit of Landlord. Immediately after
                ------------------------------------------
recording any Leasehold Mortgage encumbering Developer's Leasehold Estate, Developer, at Developer's expense, shall cause to be recorded in the Office of the Recorder of Los Angeles County, California, a written request of notice under Section 2924(b) of the California Civil Code providing that a copy of any notice of default and a copy of any notice of sale under such Leasehold Mortgage shall be delivered to Landlord as provided for under said Section 2924(b) of the California Civil Code. Such request shall be executed by Landlord. Concurrently, with Developer's forwarding such notice for recordation, Developer shall furnish to Landlord a complete copy of the Leasehold Mortgage and the note secured thereby, together with the name and address of the holder thereof. Said note and mortgage are to be kept by Landlord on a confidential basis to the extent permitted by law.

          4.18  Release or Forebearance.  If any such lender shall fail or
                -----------------------
refuse to comply with any and all of the conditions of this section, then and thereupon Landlord shall be released from its covenant of forebearance with such lender herein con-tained.

          4.19  Notice.  Landlord's obligation to observe its covenants of
                ------
forebearance in this section for the benefit of any lender on the security of the Leasehold Estate, except as may be otherwise provided by law, shall be conditioned upon there having been first delivered to the Airport Manager of the City of Long Beach, a written notice of such encumbrance which shall state the name and address of such lender for the purpose of enabling notices to be given under subsection 4.2 above.

          4.20  No Merger.  No merger of Developer's Leasehold Estate into
                ---------
Landlord's fee title shall result by reason of the ownership of Landlord's or Developer's estates by the same party or by reason of any other circumstances, without the prior consent of any and all lenders on the security of the Leasehold Estate.

          4.21  No Payment by Landlord.  Landlord shall not be required to
                ----------------------
execute any instrument which would obligate Landlord to the payment of any loan or any part thereof.

          4.22  Self Liquidating Mortgage.  The Leasehold Mortgage shall be a
                -------------------------
self liquidating mortgage, to be paid over a period not longer than elapses up to three (3) years prior to the end of the term of this Lease, or any option term if such option has been exercised.

          4.23  Leasehold Mortgagee Need Not Cure Specified Defaults.  Nothing
                ----------------------------------------------------
herein contained shall require any Leasehold Mortgagee or its designee as a condition to its exercise of right hereunder to cure any default of Developer which cannot be cured by such Leasehold Mortgagee or its designee, in order to comply with the provisions of subsections 4.6 or 4.7 or as a condition of entering into the New Lease provided for by subsection 4.8.

          4.24  Casualty Loss.  A Standard Mortgagee Clause naming each
                -------------
Leasehold Mortgagee may be added to any and all insurance policies required to be carried by Developer hereunder on condition that the insurance proceeds are to be applied in the manner specified in this Lease and the Leasehold Mortgage shall so provide, except that the Leasehold Mortgage may provide a manner for the disposition of such proceeds, if any, otherwise payable directly to Developer.

          5.  ASSIGNMENT AND SUBLETTING:
              -------------------------

              5.1 Prohibition Against Change in Ownership, Management and
                  -------------------------------------------------------
Control. The qualifications and identities of Developer are of particular
-------
concern to Landlord. It is because of those qualifications and identities that Landlord has entered into this Lease with Developer. No voluntary or involuntary successor in interest shall acquire any rights or powers under this Lease except as expressly provided for in this Lease.

              Except as otherwise permitted by this Section 5 and subsection 1.5.3, Developer shall not permit any significant change (voluntary or involuntary) in the ownership, management or control of Developer to occur unless such change is approved by Landlord, subject to the requirements of this section and reasonable conditions imposed by Landlord.

              Except as otherwise permitted by this Section 5 and subsection 1.5.3, Developer may not assign this Lease or any interest herein without first obtaining the written consent of Landlord, pursuant to subsection 5.4 of this Lease. Any assignee shall assume and agree to perform the obligations of Developer under this Lease. Promptly following any permitted assignment, Developer shall deliver to Landlord a copy of such assignment, together with a statement setting forth the following information:

                   5.1.1  Name and Address for Notices.  The name and address of
                          ----------------------------
          the assignee for the purpose of enabling notices to be given.

                   5.1.2  Type of Entity.  Whether the assignee is an
                          --------------
          individual, a corporation, a partnership or a joint venture, and if such assignee is a corporation, the names of such corporation's principal officers and of its directors and State of incorporation, and if such assignee is a partnership or joint venture, the names and addresses of the general partners of such partnership or venture.

                   5.1.3  Other Transfers.  In the event that Developer is a
                          ---------------
          partnership, joint venture or corporation, any assignment of twenty-five percent (25%) or more of the partnership or joint venture interest or outstanding capital stock of such an entity shall constitute an assignment by Developer of this Lease for the purposes of this Section 5 and shall not be permitted to occur without first obtaining the written consent of Landlord, which consent shall not unreasonably be withheld, delayed or conditioned.

                   5.1.4  Buildings or Land.  In addition to all other
                          -----------------
          assignments, which must be approved in advance by Landlord, any assignment of 50,000 square feet of land or office space must be approved in advance by Landlord.

                5.2  Assignments Not Subject to Approval. The provisions of this
                     -----------------------------------
Section 5 shall not be applicable to the following types of assignments and transfers, which shall be permitted without the prior consent of Landlord.

                     5.2.1  Death or Incapacity.  Assignments resulting from the
                            -------------------
          death or mental or physical incapacity of an individual, provided, however, that any person replacing an individual who departs because of physical or mental disability shall have education and experience comparable to that of the person replaced.

                     5.2.2  Family Transfer.  A transfer or assignment for the
                            ---------------
          benefit of a spouse, children, grandchildren or other family members.

                     5.2.3  Affiliated Corporation.  A transfer to an
                            ----------------------
          "Affiliated Corporation" as hereinafter defined. An "Affiliated Corporation" shall be (i) any corporation which owns fifty-one percent (51%) or more of the outstanding capital stock of the assigning corporation; or (ii) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by the assigning corporation; or (iii) any corporation, fifty-one percent (51%) or more of the outstanding capital stock of which is owned by a shareholder or group of shareholders who also owns at least fifty-one percent (51%) of the outstanding capital stock of the assigning corporation.

                     5.2.4  IRS Transfer.  A transfer of stock
                            ------------
          resulting from or in connection with a reorganization as contemplated by the provisions of the Internal Revenue Code of 1954, as amended, or otherwise, in which the ownership interests of a corporation are assigned directly or by operation of law to a person or persons, firm or corporation which acquires the control of the voting capital stock of such corporation or all or substantially all of the assets of such corporation.

                   5.2.5  Public Entity.  A transfer of stock in a publicly held
                          -------------
          corporation or of the beneficial interest in any publicly held partnership or real estate investment trust.

                   5.2.6  Partner.  A transfer by a limited partner or joint
                          -------
          venturer to a partnership or joint venture in which the assignor is a partner or venturer.

                   5.2.7  Comprising Entity.  A transfer or assignment from one
                          -----------------
          partner or joint venturer comprising Developer to another; or if Developer is a corporation, from one shareholder to another.

          5.3 Assignment Invalid.  Any transfer or assignment to which
              ------------------
Landlord's consent is required by subsection 5.1 shall be void and shall confer no right to occupancy upon the assignee unless and until such consent of Landlord is obtained. Such approval may be conditioned or refused in response to the matters specified herein.

          5.4  Approval of Assignments.  Landlord agrees that it shall
               -----------------------
consent to an assignment to a subtenant and to an which, at the time of such assignment, is of such financial standing and responsibility as to give reasonable assurance that the payment of all Ground Rent and other amounts reserved in this Lease will be made in compliance with all the terms, covenants, provisions and conditions of this Lease. In requesting an approval by Landlord of assignment pursuant to subsection 5.1, Developer shall provide the following information to Landlord with respect to proposed assignments of 50,000 square feet of rentable building area or land area, or more, of sublease space, with respect to any Ground Sublease and with respect to assignments of a parcel or an interest in this Ground Lease.

                   5.4.1  Name.  Name and address of the assignee.
                          ----
                   5.4.2  Description.  Description of the Premises to be
                          -----------
          assigned.

                   5.4.3  Nature of Business.  The nature of the business
                          ------------------
          conducted by assignee on the Premises to be assigned.

                   5.4.4  Financial Information.  Financial strength of the
                          ---------------------
          subtenant or assignee (if the subtenant is a publicly held company, a copy of its most recent annual report; if the subtenant or assignee will not disclose financial information, a report from recognized credit rating agency, such as Dun & Bradstreet).

                   5.4.5  Officers.  The identity, background and experience of
                          --------
          all officers and directors of assignee, at executive vice president level and above and senior operational officer relating to the Premises, if a corporation or general partners of a partnership or sole proprietor of a proprietorship (Principals).

          5.4.6  Additional Information.  To the extent known by Developer, the
                 ----------------------
following information:

              5.4.6.1 Criminal record of the subtenant, assignee or any of the Principals.

              5.4.6.2 Nature and extent of litigation to which the subtenant, assignee or any Principal is a party.

              5.4.6.3 Any course of conduct which a prudent person would deem materially detrimental to the Project or to the intended use of the Premises by the subtenant or assignee.

          5.4.7  Informational Purposes.  For informational purposes only:
                 ----------------------
              5.4.7.1  Number of anticipated employees of the assignee.

              5.4.7.2 At the time of submission of the request, the terms and conditions of the assignment.

              5.4.7.3 With respect to all assignments a copy thereof after execution by all parties thereto.

          5.4.8  Confidentiality.  If requested by Developer at the time of
                 ---------------
submission of the information described above, Landlord shall keep such information and the identity of the proposed sublessee or assignee confidential and Landlord shall execute a confidentiality statement so providing to the extent Landlord is permitted by law to do so.

                   5.4.9  Disapproval by Landlord.  Landlord reserves the right
                          -----------------------
          to reject any proposed assignee where the matters specified in 5.4.3, 5.4.4, 5.4.5 or 5.4.6 above indicate that the presence of assignee would not be in the public interest or would adversely affect the financial viability of the Project. Landlord shall either approve or disapprove any proposed assignee within fifteen (15) days after receipt by Landlord of a request to do so. Failure of Landlord to act within said fifteen (15) days shall constitute approval. If Landlord does not approve any proposed assignee, Landlord shall state in writing the reasons for such disapproval. Developer shall have the right to challenge the validity of such disapproval. No damages shall be payable to Developer in any action arising from such disapproval unless Landlord shall have acted unreasonably or in bad faith or with actual malice.

          5.5 No Release.  Notwithstanding any assignment by Developer permitted
              ----------
by subsection 5.1 with Landlord's consent, and notwithstanding any assignment by a partner or joint venturer of Developer permitted by subsection 5.1.3 with Landlord's consent or made without Landlord's consent pursuant to subsection 5.2, the assigning party shall remain fully liable for the performance of all of the covenants to be performed by Developer under this Lease prior to the effective date of such assignment or the "Completion Date", as defined below, whichever last occurs, but shall be released from liability with respect to the performance of such covenants to be performed after the last to occur of such dates, Landlord's approval of or consent to any such assignment or transfer shall not be a waiver of any right to object to further or future assignments, and Landlord's consent to each such successive assignment must be first obtained in writing from Landlord unless otherwise permitted by this Lease without Landlord's prior consent. The term "Completion Date", as used herein, shall mean the date that Developer completes the construction of the initial building described in subsection 7.2 and a certificate of occupancy with respect to such building has been obtained.

          5.6 Unauthorized Change.  This Lease may be terminated by the Landlord
              -------------------
if there is any significant change (voluntary or involuntary) other than those authorized in Section 5 or subsection 1.5.3 hereof, or not requiring Landlord's approval of ownership, management or control of the Developer prior to the completion of the development of the site, unless such changes have been approved by the Landlord.

          5.7 Subletting.  Developer shall be entitled, with the prior written
              ----------
consent of Landlord, to sublet the whole or any portion of the Premises or the improvements constructed thereon by or under Developer and, without limiting the foregoing, may establish a leasehold condominium regime on the Premises, or portions thereof, in accordance with the provisions of California law, including California Civil Code Sections 783 and 1350-1360. Developer shall, at all times, remain liable for the performance of all of the covenants on its part to be so performed, notwithstanding any subletting. Each sublease shall be subject and subordinate not only to this Lease, but also to any New Lease made by Landlord as provided in Section 4.8 above. If the term of this Lease shall end while any such sublease is in effect, Landlord may, at its option, for a period of ninety
(90) days thereafter, either terminate the said sublease or succeed to all of the rights of Developer thereunder. Where any sublease which is consistent with this Lease is approved, Landlord may grant to the subtenant, under such an approved sublease entered into in good faith and for reasonable consideration, a right of quiet enjoyment in recordable from (a "nondisturbance agreement") during the term of the sublease, notwithstanding the expiration, termination or cancellation of this Lease; provided that (i) the term of the sublease, plus extension or renewal options, does not extend beyond the term of this Lease, plus extension options; (ii) such subtenant agrees that in the event this Lease expires, terminates or is canceled during the term of the sublease, the sublease shall be deemed a direct lease between Landlord and such subtenant and the subtenant shall attorn to Landlord. In the event that Landlord objects to any proposed nondisturbance agreement or sublease, Landlord agrees to notify Developer in writing of such objection and of its reasons for such objection within twenty (20) days of its receipt of the proposed nondisturbance agreement and sublease. Subject to the foregoing provisions of this subsection 5.7, Landlord hereby approves generally of the form of nondisturbance agreement attached hereto as Exhibit "E". Any approvals or grants of quiet enjoyment given or made by Landlord pursuant to this subsection 5.7 shall be binding upon Landlord, its successors or assigns, including without limitation any person or entity succeeding to the interest of Landlord by way of judicial foreclosure or trustee sale proceedings pursuant to any mortgage or deed of trust, the lien or charge of which is subject and subordinate to this Lease.

          Any sublease, with respect to which Landlord agrees to execute a nondisturbance agreement pursuant to this subsection 5.7, may be a sublease pursuant to which the subtenant is responsible for the construction of the building improvements upon the subleased premises (a "Ground Sublease" herein). Any Ground Sublease may contain a hypothecation provision similar to Section 4 of this Lease for the benefit of the holder of any mortgage or deed of trust constituting a lien on the subleasehold estate created by virtue of the Ground Sublease. Any nondisturbance agreement executed and delivered by Landlord for the benefit of the sublessee under a Ground Sublease shall specifically recite that it is for the benefit of any such holder of a deed of trust or mortgage constituting a lien on the subleasehold estate created by such Ground Sublease; that the term "sublease" as used in the nondisturbance agreement shall be deemed to include any new sublease executed and delivered to any such holder of a first deed of trust or first mortgage following a termination of the sublease pursuant to a provision in the sublease similar to subsection 4.8 of this Lease, and that the term "sublessee" under the nondisturbance agreement shall be deemed to include any encumbrance or other party succeeding to the sublessee under the Ground Sublease by virtue of judicial or private power of sale foreclosure proceedings or by delivery of an assignment in lieu of foreclosure, or otherwise. Where Landlord agrees to execute a nondisturbance agreement for the benefit of the sublessee under any Ground Sublease, such agreement shall be subject to the obligations of the sublessee thereunder being no less than the obligations of the Developer hereunder with respect to the subleased premises.

                   5.7.l.  Minor Subleases.  Consent of Landlord shall not be
                           ---------------
           required to a sublease of any unit of space smaller than 50,000 square feet, not including parking areas; however, notice of any such sublease shall be sent to Landlord's Airport Manager within ten (10) days of the execution of the sublease.

                   5.7.2  Consent to Sublease.  Prior to review of any proposed
                          -------------------
           sublease, the following information and assurances shall be provided to Landlord as part of the request for consent to proposed subleases of 50,000 square feet of rentable building area, or more, of sublease space, with respect to any Ground Sublease:

                        5.7.2.1  Description.  Description of the sublease
                                 -----------
              Premises.

                        5.7.2.2  Name.  The name and address of the sublessee
                                 ----
              for the purpose of enabling notices to be given under subsection
              17.1 hereof.

                        5.7.2.3  Nature of Business.  The nature of the business
                                 ------------------
              conducted on the sublease Premises.

                        5.7.2.4  Financial Information.  Financial strength of
                                 ---------------------
              the subtenant or assignee (if the subtenant is a publicly held company, a copy of its most recent annual report; if the subtenant or assignee will not disclose financial information, a report from a recognized credit rating agency, such as Dun & Bradstreet).

          5.7.2.5  Officers.  The identity, background and experience of all
                   --------
officers and directors of sublessee, at executive vice president level and above and senior operational officer relating to the Premises, if sublessee is a corporation, general partners of a partnership or sole proprietor of a proprietorship (Principals).

          5.7.2.6  Additional Information.  To the extent known by Developer,
                   ----------------------
        the following information:

          5.7.2.6.1 Criminal record of the subtenant, assignee or any of the Principals.

          5.7.2.6.2 Nature and extent of litigation to which the subtenant, assignee or any Principal is a party.

          5.7.2.6.3 Any course of conduct which a prudent person would deem materially detrimental to the Project or to the intended use of the Premises by the subtenant or assignee.

          5.7.2.7  Informational Purposes.  For informational purposes only:
                 ----------------------
          5.7.2.7.1 Number of anticipated employees of the subtenant or assignee.

          5.7.2.7.2 At the time of submission of the request, the terms and conditions of the sublease or assignment.

              5.7.2.7.3 With respect to all subleases and assignments a copy thereof after execution by all parties thereto.

              5.7.2.7.4  Any proposed nondisturbance or attornment agreements.

          5.7.3  Confidentiality.  If requested by Developer at the time of
                 ---------------
     submission of the information described above, Landlord shall keep such information and the identity of the proposed subleases or assignee confidential and Landlord shall execute a confidentiality statement so providing, to the extent Landlord is permitted by law to do so.

          5.7.4  Disapproval by Landlord.  Landlord reserves the right to reject
                 -----------------------
     any proposed sublessee where the matters specified in 5.7.2.3, 5.7.2.4,
     5.7.2.5 or 5.7.2.6 above indicate that the presence of sublessee would not be in the public interest or would adversely affect the financial viability of the Project. Landlord shall either approve or disapprove any proposed sublessee within fifteen (15) days after receipt by Landlord of a request to do so. Failure of Landlord to act within said fifteen (15) days shall constitute approval. If Landlord does not approve any proposed sublessee, it shall state in writing the reasons for such disapproval. Developer shall have the right to contest such disapproval. No damages shall be payable to Developer in any action challenging such disapproval unless Landlord shall have acted unreasonably, in bad faith or with actual malice.

          5.8 Sale of Buildings.  Developer shall have the right to sell
              -----------------
buildings constructed pursuant to the terms of this Lease, provided, however, that such buildings shall be and remain subject to the terms and conditions of this Lease. No sale of such buildings shall be valid unless this requirement is expressly included in the deed as a covenant running with the land.



          6.  INDEMNITY, INSURANCE, CASUALTY DAMAGE:
              -------------------------------------
              6.1 Indemnification and Hold Harmless.  Developer expressly
                  ---------------------------------
agrees to defend, protect, indemnify and hold harmless the Landlord, its officers, agents and employees free and harmless from and against any and all claims, demands, damages, expenses, losses or liability of any kind or nature whatsoever which Landlord, its officers, agents or employees may sustain or incur or which may be imposed upon them or any of them for injury to or death of persons or damage to property arising out of or resulting from the alleged acts or omissions of Developer, its officers, agents or employees or in any manner connected with this Lease or with the occupancy, use or misuse of the Premises by Developer, its officers, agents, employees, subtenants, licensees, patrons or visitors. Developer also agrees to defend at its own cost, expense and risk all claims or legal actions that may be instituted against Developer or Landlord with respect to the Premises, and the design and construction of off-site improvements except traffic signals, and Developer agrees to pay settlements and to satisfy any judgment that may be rendered against either Developer or Landlord as a result of any injuries or damages which are alleged to have resulted from or be connected with this Lease or the occupancy or use of the Premises by Developer or its officers, agents, employees, subtenants, licensees, patrons or visitors. Nothing herein shall be deemed to require Developer to indemnify Landlord for liability determined by a court of law to have arisen from negligence of Landlord, provided, however, that as between the parties to this Lease, in any matter in which the doctrine of joint and several liability applies, Landlord shall not be required to pay any larger share of such judgment than its actual contribution as determined by the Court.

              6.2  Insurance.
                   ---------
                   6.2.1  Liability Insurance.  At all times during the term of
                          -------------------
          this Lease, Developer shall obtain and maintain or cause to be obtained and maintained bodily injury and property damage insurance by a combined single limit policy in an amount of at least Ten Million Dollars and No/100 ($10,000,000.00) naming the Landlord and its officers, agents and employees as co-insureds with Developer and others designated by Developer. Developer shall also maintain workers' compensation insurance in the amount required by statute.

                   Prior to entry upon the Premises, and upon each insurance renewal, Developer shall deliver the policies of insurance required by this subsection 6.2, or certified photostatic copies thereof, to the City of Long Beach Airport Manager for approval as to sufficiency and for approval as to form by the City Attorney.

          When said policies of insurance have been so approved, Developer shall substitute a certificate of insurance issued by the insurance company or companies issuing such policies certifying that said insurance coverage is in full force and effect and upon the filing of said certificate, the policies will be returned by Landlord to Developer, if Developer has deposited the original policies with Landlord. Said liability and property damage insurance policy shall contain a provision or endorsement substantially as follows:

             "The inclusion hereof of any person or entity as an insured shall not affect any right such person or entity would have as a claimant hereunder if not so included. This insurance shall be primary and not contributing with any other insurance maintained by Landlord."

                 Nothwithstanding any other provision to the contrary contained in this Lease, Developer shall not have the right to enter upon the Premises for any purpose whatsoever until such certificate has been filed with Landlord.

                 6.2.2 Fire and Extended Coverage. Developer shall, at no cost
                       --------------------------
          or expense to Landlord, keep insured for the benefit of Developer and Landlord, and such other parties, having an insurable interest, as Developer may designate, the improvements constructed by or under Developer upon the Premises against loss or damage by fire and lightning and risks customarily covered by extended coverage endorsement, in amounts not less than one hundred percent (100%) of the actual replacement cost of said improvements, except that Developer, at Developer's option may exclude the cost of excavations, foundations and footings. Landlord shall be named as an insured under any such policy. Such fire and extended coverage's shall also be required to be furnished by Developer during the construction of improvements on the Premises as contemplated by Section 7 below. Any loss payable under such insurance shall be payable to Developer, Landlord and such other parties having an insurable interest in the property as Developer may designate and may be endorsed with a standard mortgagee's loss payable endorsement in favor of the holder of any Leasehold Mortgagee holding a Leasehold Mortgage. Landlord will release the entire sum of the proceeds to Developer or to a lender for purposes of reconstruction, replacement or repair of any damaged improvement. The proceeds of such insurance shall be paid to Developer to the extent the amount of the recovery is for damages to interior, non-structural or subtenant improvements, equipment, fixtures, personal property or for rental value insurance to the extent such recoveries are separate identifiable items. If Developer shall within five (5) years after such damage or destruction commence construction of the damaged or destroyed building, or a new building in accordance with Section 7 hereof, the proceeds of any insurance payable by reason of such damage or destruction shall be paid to Developer. If Developer shall fail to commence such construction within such five (5) year period Landlord reserves the right to receive such portion of the insurance proceeds so that Landlord may, if appropriate, carry out such reconstruction of the destroyed building, with all excess amounts to Developer. If at any time during the last five (5) years of the term of the Lease whether the original term or any extension thereof, a building then on the Premises shall be so damaged by fire or other casualty that the cost of restoration shall exceed fifty percent (50%) of the replacement value thereof, exclusive of foundations, immediately prior to such damage, either party hereto may, within sixty (60) days of such damage, give notice of its election to terminate this Lease with respect to the parcel upon which the building is located and, subject to further provisions of this subsection this Lease shall cease and come to an end on the date of the expiration of ten (10) days from the delivery of such notice with the same force and effect as if such date were the date herein fixed for the expiration of the term hereof, and the Ground Rent shall be apportioned and paid to the date of such termination. In such event Developer shall remove all debris and level the land, and Developer shall have no obligation to repair or rebuild or restore. The insurance proceeds shall then be divided as follows:

                 If five (5) years remain before the end of the Lease or any extension thereof, Developer shall receive seventy-five percent (75%) of the proceeds, and Landlord shall receive twenty-five percent (25%); if four (4) years remain before the end of the Lease, Developer shall receive fifty percent (50%) of the proceeds, and Landlord shall receive fifty percent (50%); if three (3) years remain before the end of the Lease, Developer shall receive twenty-five percent (25%) of the proceeds, and Landlord shall receive seventy-five percent (75%); if two (2) years remain before the end of the Lease, Developer shall receive ten percent (10%) of the proceeds, and Landlord shall receive ninety percent (90%); if one (1) year remains before the end of the Lease, Landlord shall receive the entire proceeds.

                 6.2.3  Aviation Facilities.  Insurance for any aviation
                        -------------------
          facility developed pursuant to this Lease shall include all of the types and amounts specified herein to the extent such coverages are applicable to operations performed. Depending upon the nature of the physical improvements made upon and the use of the Premises, aviation insurance coverages shall be maintained, to the extent such coverages are applicable, as follows: Hangar Liability, Hangar Keeper's Legal Liability; Airport Legal Liability, Hangar Material Damage Coverage. To the extent any of the above liability coverages are required, said policies shall be maintained with a combined single limit in the amount of at least Ten Million and No/100 Dollars ($10,000,000.00).

                 6.2.4  Miscellaneous.  The insurance policies to be secured by
                        -------------
          Developer pursuant to this subsection 6.2 shall be obtained from insurers having a rating in Best's Insurance Guide of A-10, or better (or a comparable rating in any similar Guide, if Best's Guide is no longer published or if Best's rating system changes), and shall require that the insurer give Landlord notice of any modification, termination or cancellation of any policy of insurance no less than thirty (30) days prior to the effective date of such modification, termination or cancellation. In addition, Developer shall notify Landlord of any modification, termination or cancellation of any policy of insurance secured by Developer pursuant to this subsection
          6.2 as soon as Developer learns of any such modification, termination or cancellation. The policy of public liability and property damage insurance to be obtained under subsection 6.2.1 above shall stipulate that said policy provides primary coverage and is not subordinate to nor contributing with any other insurance coverage held or maintained by Landlord. The procuring of any such policy of insurance shall not be construed to be a limitation upon Developer's liability or its full performance on Developer's part of the indemnification and hold harmless provisions of this Lease; and Developer understands and agrees that notwithstanding any such policy of insurance, Developer's obligation to protect, indemnify and hold harmless Landlord under this Lease is for the full and total amount of any damage, injuries, loss, expense, costs or liabilities caused by or in any manner connected with or attributed to the acts or omission of Developer, its officers, agents, employees, licensees, patrons or visitors, or the operations conducted by Developer, or Developer's use or misuse of the Premises, except to the extent resulting from the negligent or willful acts of Landlord or any such indemnitee.

                 6.2.5  Blanket Policies.  Nothing contained in this section
                        ----------------
          shall prevent Developer from requiring its subtenants, or any of them, or any other third party, to provide the insurance required by this
          Section 6, nor prevent Developer, or any of its subtenants, or any such third party from taking out insurance of the kind provided for under this section under a blanket insurance policy or policies which cover other personal and real property owned or operated by Developer or any subtenant provided that the protection afforded Landlord and Developer under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under a separate policy or policies relating only to the Premises.

                 6.2.6  Self-Insurance.  If a subtenant is self-insured as a
                        --------------
          matter of such subtenant's usual and customary business policy and such self-insurance is accepted by institutional lenders, Developer may request Landlord to waive the insurance requirement and to consent and permit such subtenant to self-insure. Such request shall be accompanied by information deemed necessary by Landlord to review the request. Consent to self-insure shall not be unreasonably withheld if the conditions specified in this section have been met.

                 6.2.7  Insurance Adjustments.  The amounts of insurance
                        ---------------------
          specified in subsections 6.2.1 and 6.2.3 may be adjusted in the year 2000 and not more often then every third year thereafter for the duration of the Lease to take into account circumstances at the time of such adjustments.

                 6.3  Damage or Destruction.
                      ---------------------
                      6.3.1  Restoration of Premises.  If any building or
                             -----------------------
          improvement on the Premises is totally or partially destroyed or damaged as a result of any casualty, Developer shall promptly repair, replace or rebuild such building or other improvement at least to the extent of its value immediately prior to such occurrence, subject, however, to delays resulting from force majeure, the cancellation of existing leases due to such casualty, settling with insurers and/or negotiating new financing if necessary. If less than twenty (20) years remain of the term of this Lease or any extension thereof, Developer may remove all damaged or destroyed improvements and place the portions of the Premises from which improvements are removed in a clean and level condition following which all insurance proceeds attributable to such destruction or damage shall be the property of Developer. After the commencement of such repair, replacement or rebuilding, Developer shall continue such work with reasonable diligence until completion. Developer may cause any such work to be performed by or under its subtenants. In no event shall Landlord be liable to Developer for any damages resulting to Developer from the happening of any such fire or other casualty or from the repair or reconstruction of the Premises or from the termination of this Lease as provided in subsection 6.3.2 below.

                 6.3.2  Right to Terminate.  Notwithstanding the provisions of
                        ------------------
          subsection 6.3.1 above, if the buildings and improvements on the Premises shall be damaged or destroyed as a result of a hazard against which Developer is not required to carry insurance to an extent in excess of fifty percent (50%), or more, of their then insurable value, or if such damage or destruction shall occur during the last ten (10) years of the term of this Lease or during the last ten (10) years of any extended term of this Lease, then Developer shall have the right to elect not to repair, replace or rebuild such casualty damage and to cancel this Lease by giving written notice thereof to Landlord within three hundred sixty-five (365) days after the date of any such damage or destruction. Upon such termination, it will be the obligation of Developer to remove all damaged or destroyed improvements and to place the portions of the Premises from which improvements are removed in a clean and level condition.

                   6.3.3.  No Reduction in Rent.  In case of destruction, there
                           --------------------
          shall be no abatement or reduction of rent.

          7.  DEVELOPMENT OF THE PROJECT:
              --------------------------
              7.1 Scope of Development.  The Project will be a aviation oriented
                  --------------------
business, office, research and development and industrial park. It is agreed by the parties that the Project will be built to include when fully developed, at least 665,500 square feet of building area in one (1) or more buildings per parcel, no one of which shall exceed the height limits established by Federal Aviation Regulations (FAR). However, it is recognized that the scope of development may be changed, enlarged or redistributed to meet a subtenant's or user's needs or changed conditions. The facade treatment, landscaping and character of the development will be substantially as proposed in the Long Beach Airport Center submittal of December 7, 1983, as supplemented by a spiral bound document entitled "Supplement to Kilroy Industries' December 7, 1983, Proposal", and included therein is a transmittal letter from Kilroy Industries to the City of Long Beach, dated January 12, 1984, ("Developer's Long Beach Airport Center Submittal") on file in the offices of Landlord's Director of Community Development, or the equivalent of the submitted proposal if approved by Landlord pursuant to subsection 7.3 hereof.

          Pursuant to the provisions of Section 7.1 of the All-

Inclusive Lease, three (3) acres within the entire Project must be made available for aircraft use if a reasonable demand for same is expressed by the subtenants of the site. The three (3) acre allocation need not be restricted to any designated section of the Project and can change in configuration and location depending on the needs of the remainder of the parcel and changes in subtenant requirements. Also pursuant to the provisions of Section 7.1 of the All-Inclusive Lease, the three (3) acres at any time designated for aircraft use may be used for other purposes consistent with the Lease and the PD-2 zoning, such as motor vehicle parking and trucking, as approved by Landlord's Airport Manager, prior to any actual demand from tenants of the site for aircraft storage. The precise amount up to three (3) acres, configuration and location of improvements shall be based on and consistent with the PD-2 zoning ordinance to be adopted, and any amendment or replacement thereof.

          7.2 Developer's Obligation to Develop Premises. Developer has
              ------------------------------------------
completed the construction of improvements upon both Parcel 1 and Parcel 2 of the Premises, consisting of a 128,981 square foot 3-story building on Parcel 1, and a 98,243 square foot 2-story building on Parcel 2, as a part of the development contemplated in the Basic Concept Documents or its alternative as approved by Landlord pursuant to subsection 7.3.7.

                   7.2.1  Best Efforts to Sublease.  Developer shall at all
                          ------------------------
          times use its best efforts to expedite to the fullest extent consistent with the exercise of sound business the making and entering into of subleases with subtenants upon terms and conditions satisfactory to subtenants and not inconsistent with any of the requirements of this Lease.

            7.3  Architectural Approval.
                 ----------------------
                 7.3.1  Restriction.  The buildings or other improvements,
                        -----------
          including without limitation, grading, street, landscaping and parking area improvements have been constructed and shall be maintained upon the Premises in conformance with and consistent with the zoning for the site, building code requirements and other adopted construction standards for public improvements of the City of Long Beach and the scope of the Project, as defined in subsection 7.1 above, and were approved by Landlord as provided in subsection 7.3.7 below.

                 7.3.2  Basic Concept Documents.  Landlord has heretofore
                        -----------------------
          approved certain documents, including a site development plan, which documents are more particularly described in subsection 7.1. Said documents, as the same may from time to time be modified and/or supplemented with the approval of Landlord pursuant to subsection
          7.3.7 below are herein referred to as the "Basic Concept Documents". To the extent that said documents refer to land included in the Adjacent Properties shown on Exhibit "B", additional approval is required as provided in subsection 1.4.1.

                 7.3.3  Landscaping.  Prior to the construction of any
                        -----------
          landscaping upon the Premises, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection 7.3.7 below preliminary landscape plans for such work. Following Landlord's approval of Developer's preliminary landscape plans for such work and prior to the commencement of such work, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection 7.3.7 below final landscape plans for such work. Said landscape plans need not include landscaping between building walls and adjacent curbs and/or parking areas, it being understood that preliminary and final plans for such landscaping may be submitted separately by Developer to Landlord for Landlord's approval under subsection 7.3.7 below when the requirements of building occupants have been ascertained. Said landscape plans shall be consistent with the Basic Concept Documents and/or modifications or amendments thereto from time to time approved by Landlord. The existing landscaping now installed and the landscaping plans, if any, itemized on the attached Exhibit "G" have been approved in concept by Landlord for purposes of this Lease and for no other purposes. In general, Developer shall be permitted freedom of selection of landscaping plants, trees and other materials consistent with the Basic Concept Documents and the provisions of subsection 3.6.

                 7.3.4  Exterior Elevations.  Prior to the construction of any
                        -------------------
          building improvements upon the Premise, Developer shall prepare and submit to Landlord for Landlord's approval pursuant to subsection
          7.3.7 below
          exterior elevations for such building improvements. Such exterior elevations need not include exterior building signs. The existing improvements now constructed have been approved and the exterior elevations, if any, itemized on the attached Exhibit "H" have been approved in concept by Landlord for purposes of this Lease and for no other purposes.

                 7.3.5  Security and Security Plans.  Prior to taking
                        ---------------------------
          possession of the Premises, Developer shall submit to the Landlord for approval a site security plan, both for the construction period and for the Project as partially and fully developed which shall comply with applicable Federal Aviation Regulations and the requirements of the Airport Manager. During construction, Developer shall maintain in place at all times a site security fence. Developer shall comply with FAR Part 107 regarding Airport security and FAR Part 77 regarding height limitations. It is particularly important that Developer notify the Airport Manager and such other persons as he may direct twenty-four (24) hours in advance of erecting cranes on the Premises for any purpose. Developer complied with the provisions of this subsection
          7.3.5 at the time of construction of the existing improvements. Developer shall pay any fine or penalty imposed on Landlord as a result of security violations on the Premises. Developer shall have the right to contest such fine or penalty.

                 7.3.6  Amendments.  Developer may from time to
                        ----------
          time submit to Landlord for Landlord's approval pursuant to subsection
          7.3.7 below modifications and/or amendments to any of the items described in subsections 7.3.3 through 7.3.5 above theretofore approved by Landlord.

                 7.3.7  Landlord Approval.  Developer shall submit all plans
                        -----------------
          required by subsections 7.3 and 3.7 to Landlord, attention Director of Community Development, who shall coordinate the review and approval of such plans with the Airport Manager. Landlord shall either approve or disapprove of any item submitted for approval to Landlord by Developer pursuant to subsections 7.7.3 through 7.3.6 above and subsection 3.7 within fifteen (15) days of Landlord's receipt thereof by giving written notice of such approval or disapproval to Developer. Any such disapproval shall state in writing the reasons for disapproval. Failure by Landlord to expressly so disapprove of any such item within such fifteen (15) day period, shall constitute Landlord's approval of such item.

                 The criteria to be used by Landlord in approving or disapproving any such item shall be (i) compliance with the Basic Concept Documents and PD-2 zoning, (ii) exterior aesthetics, (iii) consistency with prior improvement on the Premises, (iv) relationship of improvements to adjacent land, including public rights-of-way, (v) the general function of the spaces within the Project between building areas and adjacent public rights-of-way, consistent with overall project design. In general, Developer shall be permitted freedom of design of all exteriors.

                 In the event Landlord disapproves of any such item, Developer may cause such item to be appropriately revised and resubmit the same to Landlord for approval pursuant to this subsection 7.3.7. Landlord and Developer agree to cooperate reasonably each with the other in resolving any objections of the other to such item and/or requested modifications by the other party.

                 The provisions of this section with respect to notice, time for and method of approval shall apply to any such revised item resubmitted to Landlord for approval. Upon the approval of any such item, Landlord shall execute and return a copy of such item to Developer marked approved by Landlord with the date of such approval.

                 Any item to be approved or disapproved by Landlord shall be deemed to have been submitted to and received by Landlord on the date such item is delivered to or received at the office of the Director of Community Development of Landlord.

                 7.3.8  Communication and Consultation.  Landlord and
                        ------------------------------
          Developer agree to communicate and consult informally as frequently as is necessary to insure that the formal submittal of any item pursuant to this section can receive prompt and speedy consideration. In addition, during the period that Developer is preparing drawings and specifications for buildings and other improvements to the Premises, Landlord agrees, upon request of Developer, to schedule and hold regular progress meetings in order to coordinate the compliance of such drawings and specifications with the construction requirements of this Lease.

                 7.3.9  Requirements of Institutional Lender or Major Occupant.
                        ------------------------------------------------------
          If any revisions or corrections of drawings and specifications, landscape and grading plans and/or site plans consistent with the items heretofore approved by Landlord or approved by Landlord pursuant to this section are required by any institutional lender providing or proposing to provide financing to Developer or major occupant or proposed major occupant for a building, Developer and Landlord shall cooperate with each other in efforts to obtain the waiver of such requirements or to develop a mutually acceptable alternative. A major occupant shall be deemed a person or entity occupying or proposed to occupy all of a freestanding building or in excess of 50,000 square feet of building floor area upon initial occupancy. If no such waiver is obtained and no such alternative is developed, Landlord shall amend the items so approved by Landlord pursuant to this section as may reasonably be required for consistency with such revisions or corrections. Any amendment of items approved by the Landlord does not constitute a waiver of other legal, governmental approvals.

         7.3.10  Interior Improvements.  During the term
                 ---------------------
hereof, Developer shall have the right to make, at no expense to Landlord, interior improvements to any building; and thereafter to make changes, alterations, further improvements and additions in and to the interior of any building as Developer may desire, subject to all applicable codes, ordinances and statutes.

         7.3.11  Modification of Plans.  Developer may make changes and
                 ---------------------
modifications to plans and specifications for buildings which are not material or to resolve an inconsistency or ambiguity without obtaining Landlord's prior approval. Landlord agrees that Developer may cause the plans for any building to be modified to the extent required to adapt the same to soil or other conditions found on the Premises and to the extent modification thereof is required by any governmental agencies or authorities having jurisdiction to approve such plans, all without resubmitting the same to Landlord for Landlord's reapproval.

    7.4  Performance and Payment Bonds.
         -----------------------------

         7.4.1  Agreement to Provide.  On or before the date of commencement of
                --------------------
construction of any building, structure or other improvements on the Premises having an estimated cost of One Million and No/100 Dollars ($1,000,000.00) or greater, Developer shall file or cause to be filed with Landlord a performance bond and labor and material payment bond executed by Developer or Developer's contractor or subtenant, as principal, and by a surety authorized to do business in the State of California, as surety, conditioned upon the contractor's performance of its construction contract with Developer and payment to all claimants for labor and materials used or reasonably required for use in the performance of such contract, in a form and with a surety reasonably acceptable to Landlord. Forms of bond which generally are acceptable hereunder are attached hereto and marked Exhibit "I". Said bond shall name or be endorsed to name Landlord as a joint obligee with Developer and/or Developer and Developer's lender. Landlord agrees to either approve or disapprove of any such proposed bond submitted to Landlord for approval within ten (10) days of Landlord's receipt thereof. Any notice of disapproval shall specify the reasons for disapproval and the modifications required to secure Landlord's approval. Landlord's failure to expressly so disapprove of any such bond within said ten (10) day period shall constitute Landlord's approval of the form of such bond and of the surety issuing such bond. Developer provided the required bond relative to the existing improvements upon the Premises.

         7.4.2  Term of the Bond.  The term of both bonds shall commence on or
                ----------------
before the date of filing with Landlord. The Performance Bond shall remain in effect until the date of completion of the work to the reasonable satisfaction of Landlord's City Manager or his designee. The Payment Bond shall remain in effect until the expiration of the period of filing a claim of lien as provided in Title 15 of Part 4 of the California Civil Code, and as hereafter amended, or if a claim of lien is filed, the expiration of the period for filing an action to foreclose such lien, or until the Premises are freed from the effect of such claim of lien and any action brought to foreclose such lien pursuant to the provisions of said Title 15 of Part 4 or the lien is otherwise discharged.

        7.4.3  Penal Sum.  The Performance Bond shall be in the amount and
               ---------
provide a penalty of one hundred percent (100%) of the cost of the improvements to be constructed as such cost shall be determined by the Developer. The Payment Bond shall be in the amount and provide a penalty of one hundred percent (100%) of the valuation of the improvements to be constructed.

         7.4.4  Alternative Performance.  In lieu of the Performance Bond and
                -----------------------
Payment Bond required by this subsection 7.4, Developer may furnish cash, assignment of account, or a time certificate of deposit or irrevocable letter of credit conditioned only on the terms of this Lease or such other form of security as may be agreed upon by the parties.

     7.5 Construction.
         ------------

         7.5.1  Costs of Construction.  Except as provided in subsections 3.8,
                ---------------------
3.9, 3.11 and 7.5.10, the entire cost and expense of constructing any and all improvements on the Premises, including without limitation any and all on and off-site improvements required by applicable governmental authorities under applicable zoning ordinances or as a condition to parcel of final map approvals, shall be borne and paid by Developer, or its subtenants, and Developer shall hold and save Landlord and the Premises harmless from any liability whatsoever on account thereof.

         7.5.2    Right to Improve.  Developer shall have the right to construct
                  ----------------
buildings and other improvements upon the Premises and shall have the right to change the grade of the Premises and to perform all off-site work included within the scope and intent of the Basic Concept Documents and/or t6 demolish and remove any and all structures, foliage and trees situated upon the Premises as of the date of this Lease as may reasonably be required for the purpose of improving the same incidental to Developer's or a subtenant's use of the Premises; provided, that such work shall be performed in accordance with the applicable requirements of this Section 7, and such laws of any governmental entity as may be applicable thereto and that arrangements for access to adjacent leaseholds are completed prior to commencement of work on those areas. Any and all improvements, constructed by or for the Developer, except off-site improvements, shall be owned by Developer and its successors or assigns during the term of this Lease and, unless removed by Developer upon the expiration of the term of this Lease as permitted by subsection 17.10 below, shall become a part of the realty and the absolute property of Landlord upon the expiration or earlier termination of the term of this Lease.

         7.5.3   Governmental Permits.  Before commencement of construction or
                 --------------------
development of any buildings, structures, or other work or improvements upon the Premises or within the Project area, Developer shall, at its own expense with the cooperation of Landlord, secure or cause to be secured any and all permits which may be required by the City of Long Beach or any other governmental agency having authority over such construction, development or work. Developer shall provide a copy of each such permit to the Landlord prior to commencing the subject work or activity.

         7.5.4  Rights of Access.  For the purposes of assuring compliance
                ----------------
with this Lease, representatives of Landlord in addition to those conducting inspections required by Landlord, shall have the right of access to the Premises without charges or fees, at normal construction hours, during the period of construction for the purposes of this Lease, including but not limited to the inspection of the work being performed in constructing the improvements required by this Lease. Such representatives of Landlord shall be those who are so identified in writing by the Director of Community Development of Landlord, except that those employees of the City of Long Beach conducting inspections required by law need not be so identified.

         7.5.5  Local, State and Federal Laws.  Developer shall carry out or
                -----------------------------
cause to be carried out the construction of any buildings, structures or other work or improvements upon the Premises in conformity with all applicable laws. Any buildings, structures or other improvements constructed or placed upon the Premises by or under Developer, shall be constructed or placed in accordance with the laws and regulations of the State of California and of the City of Long Beach applicable to the Premises. Any applicable Federal Aviation Regulation
(FAR) shall also be complied with.

         7.5.6  Antidiscrimination During Construction. Developer for itself and
                --------------------------------------
its successors and assigns agrees that in the construction of any improvements provided for in this Lease, that Developer will not discriminate against any employee, or applicant for employment because of age, sex, marital status, race, handicaps, color, religion, creed, ancestry or national origin.

         7.5.7  Responsibilities of Landlord.
                ----------------------------

                7.5.7.1  Governmental Approvals.  Landlord will assist and
                         ----------------------
     cooperate with Developer in connection with requests by Developer for lot line adjustments, tentative or final, parcel, tract or subdivision map approval, condominium plan approval, variances and any other governmental approvals necessary for or which will facilitate the develop-
          ment of the Premises, pursuant to this Lease including, without limitation, the execution of documents required to dedicate or offer for dedication or restrict or otherwise encumber or subdivide by parcel or final maps or condominium plans portions of the Premises as may be required by applicable governmental authorities.

                   7.5.7.2 Easements. Landlord agrees to join in granting or
                           ---------
          dedicating such public or private utility company easements as may be required for the development of the Premises, for which no consideration is given. With the exception of landscaping and appurtenant structures as provided in subsection 7.5.9, Developer shall have no responsibility for maintaining public rights-of-way, sewers, storm drains and other facilities after dedication of same to Landlord by Developer, and Landlord agrees to accept the same for maintenance purposes.

                   7.5.7.3 Off-Site Improvements. Subject to any limitation of
                           ---------------------
          law, Landlord shall take all such action as is necessary and prudent in order to permit Developer to install and construct the off-site improvements which are necessary to initially make the Premises suitable for development according to Developer's Basic Concept Documents. The nature of such actions by Landlord and the nature and extent of such off-site improvements are defined in the attached Exhibit "F" ("Off-site Improvements"). The costs of all rights-of-way and improvements described in Exhibit "F" shall be included in Predevelopment and Infrastructure Costs in the manner set out in subsections 3.6 through 3.11.

                   7.5.7.4 Bond Financing. Landlord further agrees to assist
                           --------------
          with Developer's financing of the development of the Premises by cooperating reasonably with Developer and using reasonable efforts to sell or to cause any appropriate agency of the City of Long Beach to sell industrial development bonds as a source for such financing, if such action is legally permissible; by granting to or for the benefit of the holders of any special assessment or district bonds constituting a first lien on Developer's Leasehold Estate, or their trustee, rights and remedies of a similar nature afforded Leasehold Mortgagees under Section 4 hereof.

              7.5.8 Responsibilities of Developer. Developer, without expense to
                    -----------------------------
     Landlord, shall perform all work specified of Developer in this Lease. In addition, Developer shall furnish Landlord's Director of Community Development with semi-annual progress reports demonstrating good faith compliance with the construction requirements of this Lease on or before each semiannual period commencing with the sixth month anniver-sary of the date of this Lease, through the occurrence of the completion date of such construction.

              7.5.9 Maintenance. In addition to the responsibilities mentioned
                    -----------
     herein, Developer shall have sole and exclusive responsibility for maintaining the Premises and all building structures and improvements which have been or hereafter may be constructed upon the Premises in good condition and repair, at no cost or expense to Landlord, reasonable wear and tear excepted. Developer shall also maintain all landscaping and appurtenant structures installed in accordance with plans approved pursuant to Section 7. Landlord will consider a request to maintain landscaping in public rights-of-way.

              7.5.10 Acceptance of Premises. Developer accepts the Premises in
                     ----------------------
     an "as-is" condition, except for subsurface hazardous materials and munitions, which are the responsibility of Landlord to remove at Landlords expense, and also except for subsurface conditions under existing leased premises demised to Tommie E. Rutherford dba Stripbright Company, and acknowledges that Developer has not received and Landlord has not made any warranty, express or implied, as to the condition of the Premises. Developer agrees to bear all expenses incurred in the development, operation and maintenance of the Premises, except for improvements and facilities dedicated for public use to Landlord or other governmental authority, and except for removal and disposition of subsurface hazardous materials and munitions.

          7.6 Subdivided Leases.  For the purpose of facilitating the
              -----------------
development of the Project and obtaining financing and refinancing of improvements to be constructed thereon, at any time and from time to time during the term, within thirty (30) days after notice of demand from Developer, Landlord shall enter into separate new leases ("Subdivided Lease") so that there shall be one lease for each developable parcel in the Premises. The Subdivided Leases described herein shall be for the sole purpose of lease, sale or financing of the development. In all matters affecting the relationship, rights or obligations of the parties hereto, or in the case of any inconsistency between the language of the documents, this Lease as undivided and unmodified shall govern except that as to the individual subdivided lease parcels, rents, security deposits, legal descriptions and requirements governing amount and level of construction may be varied to conform to the specifics of such parcel, as long as the totals in all such categories for all subdivided leases added together correspond to the totals expressed in this document. Developer has heretofore paid to Landlord as a separate charge apart from rents a one time charge to reimburse Landlord's costs and expenses in separating the leases and reviewing and administering all the leases as separated in the sum of Five Thousand Dollars ($5,000.00). Each Subdivided Lease shall:

              7.6.1  Same Parties.  Have the same parties as the parties to this
                     ------------
    Lease.

              7.6.2  Obligations of Subdivided Leases.  Be
                     --------------------------------
     released from the overall obligations expressed in this Lease to pay rent and to carry out specific levels of construction within specific periods, provided, however that each such parcel shall be subject to an appropriate proportionate share of such obligations such that the total of such obligations divided among separated leases is not less than the total of such obligations expressed in this Lease. All other obligations imposed by this Lease shall apply to each such separate parcel as an undivided shared obligation. As to any conflict between the Subdivided Leases or all of them and this Lease, the terms of this Lease shall govern.

          7.6.3  Terms, Covenants.  Contain the same terms, covenants,
                 ----------------
     provisions, conditions and agreements as those contained in this Lease except that:

              7.6.3.1  Ground Rent.  The Ground Rent and other periodic payments
                       -----------
        to be made by Developer as part of Developer's obligation under this Lease and the security deposit under subsection 16.1 shall under the Subdivided Lease, bear substantially the same proportion to amounts provided in this Lease as the area of the Premises in the Subdivided Lease bears to the area of the Premises in this Lease. Provided, however, that if the fair market value of any land included in a Subdivided Lease is substantially greater or less than the balance of the land included in this Lease, then the Ground Rent may be appropriately varied between the Subdivided

        Lease and this Lease in order to take into account such variance in the fair market land value.

              7.6.3.2  Improvements.  Any improvements constructed upon the
                       ------------
        Premises demised by a Subdivided Lease shall satisfy Developer's obligations imposed by this Lease. The right of Developer to make improvements shall be apportioned around the Subdivided Leases substantially as is provided in subsection 7.6.3.1.

              7.6.3.3  Easements and CC & R's.  Each Subdivided Lease shall
                       ----------------------
        contain all cross-easements, covenants, conditions, restrictions and agreements requested by Developer, and approved by Landlord, provided they reasonably facilitate separating this Lease into individual Subdivided Leases within the overall intent of this Lease.

              7.6.3.4 Description of Property. Each Subdivided Lease shall cover
                      -----------------------
        only that portion of the Premises specified by Developer in Developer's notice of demand, provided that Developer shall accompany each notice of demand with an accurate survey and metes and bounds description of the portion of the Premises to be covered by the Subdivided Lease; or if the Premises have been divided into separate parcels, with the appropriate parcel map description of such Premises.

              7.6.3.5 Excluded Matters. Obligations under this Lease which have
                      ----------------
        been satisfied or which
        are not applicable shall be excluded from a Subdivided Lease.

        7.7 Combining Leases.  At any time and from time to time after the
            ----------------
execution of any such Subdivided Lease, within thirty (30) days after notice of demand from Developer, Landlord shall enter into a single lease ("Single Lease") combining any two or more of the Subdivided Leases, covering all the portions of the Premises covered by the component Subdivided Leases, and containing the same terms, covenants, provisions, conditions and agreements as those contained in the component Subdivided Leases, except that:

                 7.7.1  Ground Rent.  The Ground Rent and other periodic
                        -----------
       payments to be made by Developer as part of Developer's obligation under the Single Lease shall be the sum of the Ground Rent and other periodic payments payable under the component Subdivided Leases;

                 7.7.2  Easements and CC & R's.  The Single Lease shall contain
                        ----------------------
       all cross easements, covenants, conditions, restrictions and agreements requested by Developer and approved by Landlord provided they reasonably facilitate combining the component Subdivided Leases and integrating the operation of the Single Lease with that of any Subdivided Leases still outstanding within the overall intent of this Lease.

       8.  USE:
           ---

           8.1 Permitted Development. The Project shall be an aviation oriented
               ---------------------
business, office, research and development and industrial park, with offices and facilities and space for sublease to subtenants, including tenant-required aviation and other ancillary and related uses.

              8.2  Aviation Related Uses.  Any aviation and/or aircraft related
                   ---------------------
uses shall be subject to the terms and conditions of this Lease and to the terms and conditions governing Fixed Base Operations on the Long Beach Municipal Airport, "Master FBO Lease", which terms and conditions are incorporated in the Master FBO Lease attached hereto, marked Exhibit "K" and made a part hereof and shall be binding upon Developer, its tenants, subtenants and assigns, provided, however, as to Developer only in case of any conflict between this Lease and the Fixed Base Operation Lease, the business terms of this Lease shall prevail, and the aviation operation requirements of the Fixed Base Operation Lease shall prevail as to aviation uses. Access to the Airport operating areas shall be made available for any aircraft based on the Premises. All non-aviation areas shall be separated from the Airport operating areas by security fencing approved by the Airport Manager.

              8.3  Inapplicable Provision.
                   ----------------------

              8.4  Vehicle Parking.  No vehicle not related to or used in the
                   ---------------
business of Developer or its subtenants or their respective employees, agents, guests or invitees shall be parked on the Premises for any period greater than twenty-four (24) hours.

              8.5  Federal Aviation Administration.  Use of the Premises shall
                   -------------------------------
conform to and be limited by applicable zoning regulations, any conditions lawfully imposed by duly empowered governmental authority having jurisdiction over the Premises, the terms, covenants, conditions and restrictions imposed by this Lease and such lawful rules and regulations of the Federal Aviation Administration ("FAA") as may be applicable from time to time to the Premises. The conditions imposed by the FAA as of the date of this Lease are attached hereto, marked Exhibit "L" and made a part hereof. The conditions set out in Exhibit "L" are applicable only to those portions of the Premises used for aviation or aircraft purposes. Landlord shall cooperate fully with Developer in obtaining all required FAA approvals. Landlord understands that FAA has been made aware of the nature of the development proposed for the Premises and as of the date of this Lease, Landlord has not received communication from FAA indicating that the type of development proposed would not be permitted if it complied with all applicable regulations.

              8.6  Inspection. At all times during the term of this Lease,
                   ----------
Landlord shall retain the right of access to and ingress and egress over the Premises to inspect aviation related operations and to enforce codes or ordinances and provisions of this Lease, subject to governmental and reasonable subtenant security requirements.

          9.  LIENS:
              -----

              9.1 Developer's Responsibility. Developer shall not permit any
                  --------------------------
liens to be enforced against Landlord's interests in and to the land comprising the Premises, nor against Developer's leasehold interest therein by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, and Developer agrees to indemnify Landlord against such liens.

          9.2 Notice of Work.  Before any buildings, structures or other
              --------------
improvements or additions thereto, having a cost in excess of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) are constructed or reconstructed upon the Premises, Developer shall serve written notice upon the Landlord in the manner specified in this Lease of Developer's intention to perform such work for the purpose of enabling Landlord to post notices on non-responsibility under the provisions of Section 3094 of the Civil Code of the State of California, or any other similar notices which may be required by law.

          9.3 Discharge of Liens.  If any mechanics liens or other liens shall
              ------------------
be filed by reason of work, labor, services or materials supplied or claimed to have been supplied to Developer or anyone holding the Premises, or any part thereof, through or under Developer, Developer shall cause the same to be discharged of record within sixty (60) days after notice to Developer of the filing thereof, or otherwise free the Premises from the effect of such claim of lien and any action brought to foreclose such lien within such sixty (60) day period, or Developer, within such sixty (60) day period, shall promptly furnish to Landlord a bond in an amount and issued by a surety company satisfactory to Landlord securing Developer against payment of such lien and against any and all loss or damage whatsoever in any way arising from the failure of Developer to discharge such lien.

          9.4 Landlord's Right to Pay. In the event Developer fails to perform
              -----------------------
its obligations under subsection 9.3 above with respect to any lien within the sixty (60) day period specified in subsection 9.3 above, Landlord may, but shall not be obligated to pay the amount thereof, inclusive of any interest thereon, and any costs assessed against Developer in said litigation, or may discharge such lien by contesting its validity or by any other lawful means.

          9.5 Reimbursement of Landlord.  Any amount paid by Landlord for any of
              -------------------------
the expenses described in subsection 9.4 above, and all reasonable legal and other expense of Landlord, including reasonable counsel fees, and costs of suit, in defending any such action or in connection with procuring the discharge of such lien, with all necessary disbursements in connection therewith, together with interest thereon at the rate provided by law from the date of payment shall be repaid by Developer to Landlord on demand.

          10. CONDEMNATION:
              ------------

              10.1  Definition of Terms.  The following definitions shall govern
                    -------------------
interpretation of this subsection.

                 10.1.1  Total Taking.  The term "total taking" as used in this
                         ------------
          Section 10 means the taking of the entire Premises under the power of eminent domain or the taking of so much thereof as the parties mutually agree will prevent or substantially impair the use of the Premises of the uses and purposes than being made or proposed to be made by Developer of the Premises. If the parties do not agree as to whether prevention or substantial impairment has occurred, that issue may be arbitrated as provided in the rules for arbitration published by the American Arbitration Association. Each party shall pay half of the cost of such arbitration.

                10.1.2  Partial Taking.  The term "partial taking" means the
                        --------------
          taking of a portion only of the Premises which does not constitute a total taking as defined above.

                10.1.3  Voluntary Conveyance.  Neither party to this Lease
                        --------------------
          will voluntary convey any interest related to this Lease to any agency, authority or public utility under threat of a taking under the power of eminent domain in lieu of formal proceedings without first providing written notice to the other of any request or intention to do so.

                10.1.4  Date of Taking.  The term "date of taking" shall be the
                        --------------
          date title to the Premises or portion thereof passes and vests in the condemnor or the date of entry of an order for immediate possession with any judicial proceeding in eminent domain or the date physical possession of the Premises is taken or interfered with, whichever first occurs.

                10.1.5  Leased Land.  The term "leased land" means the real
                        -----------
          property demised hereby, but exclusive of any and all improvements situated upon the Premises at the commencement of the Lease term and also exclusive of all improvements constructed or placed thereon by or under Developer and exclusive of any grading and other site work performed by or under Developer.

          10.2  Effect of Taking.  If during the term hereof there shall be a
                ----------------
total or partial taking under the power of eminent domain, then the Leasehold Estate of Developer in and to the Premises, in the event of a total taking, or the portion thereof taken, in the event of a partial taking, shall cease and terminate, as of the date of taking thereof. If this Lease is so terminated in whole or in part, all Ground Rent and other charges payable by Developer to Landlord hereunder attributable to the Premises, or portion thereof taken, shall be paid by Developer up to and prorated through the date of taking by the condemnor. Any portion of the security deposit provided for in subsection 16.1.1 fairly attributable to the terminated portion of the Leasehold Estate shall be repaid to Developer and the parties shall thereupon be released from all further liability in relation thereto.

          10.3  Allocation of Award.  All compensation and damages awarded in
                -------------------
connection with any taking, total or partial, of the Premises including any improvements thereon shall be allocated so that Developer shall receive that portion of the award attributable to the value determined for improvements then existing on the Premises, the value of Developer's leasehold interest in the Premises and severance or other damages to buildings or the Leasehold Estate. The remainder of the award, including all portions of the award attributable to the value of the land as affected by the leasehold, and any severance or other damages to the land, shall be payable to Landlord.

          10.4  Reduction of Ground Rent on Partial Taking. In the event of a
                ------------------------------------------
partial taking, the Ground Rent payable by

Developer shall be adjusted from the date of taking to the next adjustment date (see subsection 3.2.1). Such Ground Rent adjustment caused by the partial taking shall be made by reducing the Ground Rent payable by Developer based on the ratio between the fair market value of the leased land at the date of taking and the fair market value of the leased land remaining immediately thereafter, valued for the use being made of the leased land by Developer prior to such taking.

          10.5  Temporary Taking.  If all or any portion of the Premises shall
                ----------------
be taken by any competent authority for temporary use or occupancy, this Lease, at the option of Developer, shall continue in full force and effect without reduction or abatement of rent, notwithstanding any other provision of this Lease, statute or rule of law to the contrary, and Developer shall, in such event, be entitled to the entire award for such taking to the extent that the same shall be applicable to the period of such temporary use or occupancy included in the term of this Lease and Landlord shall be entitled to the remainder thereof.



          11. ALTERATIONS BY DEVELOPER:
              ------------------------

         Developer shall have the right at any time and from time to time during the Lease term to make, at its sole cost and expense, such changes and alterations, structural or otherwise, in or to the improvements, other than dedicated public improvements, constructed upon the Premises as Developer shall deem necessary or desirable, including without limitation, the right to remove and/or demolish buildings and other improvements pro-vided that other buildings or improvements are constructed in their place if such demolition occurs when twenty (20) or more years are remaining in the term of this Lease, including any extensions hereof. The rights granted by this section shall be limited to and their exercise shall comply with the terms of
Section 7 and subsection 3.3 hereof.

          12.  TAXES AND ASSESSMENTS:
               ---------------------

               12.1  Payment by Developer.  Developer recognizes and understands
                     --------------------
that this Lease may create a possessory interest subject to property taxation and that Landlord may be subject to the payment of property taxes on such interest. Developer shall pay prior to delinquency all real estate taxes and assessments on the Premises and/or Developer's possessory interests therein levied during the term of this Lease. Developer shall not place or allow to be placed on the Premises, or any part thereof, any mortgage, trust deed, encumbrance or lien unauthorized by this Lease. Developer shall remove or have removed any levy or attachment made on any of the Premises, or any part thereof, or assure the satisfaction thereof within a reasonable time, but in any event prior to a sale thereof. Nothing herein contained shall be deemed to prohibit Developer from contesting the validity or amounts of any tax, assessment, encumbrance or lien, nor to limit the remedies available to Developer in respect thereto.

               12.2  Installment Payments.  If any real estate, special tax or
                     --------------------
assessments are at any time during the term of this Lease, levied or assessed against the Premises or Developer's Leasehold Estate hereunder, which, upon exercise of any option permitted by the assessing authority, may be paid in installments or converted to an installment payment basis (irrespective of whether interest shall accrue on unpaid installments) , Developer may elect to pay such taxes or assessments in installments with accrued interest thereon. In the event of such election, Developer shall be liable only for those installments of such taxes or assessments which become payable during the term of this Lease, and Developer shall not be required to pay any such installment which becomes due and payable after the expiration of the term of this Lease. Landlord shall execute whatever documents may be necessary to convert any such taxes or assessments to such an installment payment basis if requested so to do by Developer and if such action is authorized by law then in effect.

       12.3 Proration.  Any real estate taxes and assessments which are
            ---------
payable by Developer hereunder shall be prorated between Landlord and Developer at the commencement and expiration or earlier termination of the term of this Lease if such real estate taxes and assessments relate to a fiscal period of the levying authority which arose before the term commenced or extends beyond the expiration or earlier termination of the term hereof.

       12.4 Right to Contest.  Developer and any subtenant, with Developer's
            ----------------
consent, shall have the right to contest the amount or validity of any real estate taxes and assessments, in whole or in part, by appropriate administrative and legal proceedings, without any cost or expense to Landlord, and Developer may postpone payment of any such contested real estate taxes and assessments pending the prosecution of such proceedings and any appeals so long as such proceedings shall operate to prevent the collection of such real estate taxes and the sale of the Premises to satisfy any lien arising out of the nonpayment of the same, provided, however that if at any time payment of the whole or any part thereof shall become necessary in order to prevent the termination of the right of redemption of any property affected thereby, or if there is to be an eviction of Developer because of nonpayment thereof, Developer shall pay the same in order to prevent such termination of the right of redemption or such eviction. Landlord shall execute and deliver to Developer whatever documents may be within Landlord's legal authority necessary or proper to permit Developer or any subtenants, with Developer's consent, to so contest any real estate taxes or which may be necessary to obtain payment of any refund which may result from any such proceedings. Any such contest shall be at no cost or expense to Landlord. Each refund of any tax or assessment so contested shall be paid to Developer.



          13.  CERTIFICATES BY DEVELOPER AND LANDLORD:
               --------------------------------------

               13.1  Developer to Provide.  Developer agrees upon not less than
                     --------------------
twenty (20) days' notice by Landlord to execute, acknowledge and deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications); (ii) whether or not to the best knowledge of Developer there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Developer to be performed and, if so, specifying the same; and (iii) the dates to which the Ground Rent and other charges have been paid, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser of the fee of the real property comprising the Premises.

               13.2  Landlord to Provide.  Landlord agrees upon not less than
                     -------------------
twenty (20) days' prior notice by Developer, to execute, acknowledge and deliver to Developer a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) the dates to which the Ground Rent and other charges have been paid; (iii) stating whether or not to the best knowledge of Landlord, Developer is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Landlord may have knowledge; and
(iv) whether or not there are to Landlord's best knowledge any offsets or defenses claimed by and/or available to Developer to the payment or rental, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective assignee or subtenant of the whole or any portion of the Premises, or by any lender extending credit on the security of Developer's Leasehold Estate.



          14.  QUIET ENJOYMENT:
               ---------------

          Landlord covenants that Developer, upon the performance of the covenants and agreements herein contained on Developer's part to be performed, shall and may at all times, for itself and its subtenants, peaceably and quietly have, hold and enjoy the Premises during the term of this Lease.

          15.  TERMINATION AND FURTHER LEASING:
               -------------------------------

               15.1  Termination.  Subject to the provisions of Section 4, this
                     -----------
Lease may be terminated at any time by mutual agreement of the parties.

               15.2  Termination by Developer.  Developer may terminate this
                     ------------------------
Lease in the event Developer is unable to secure an extended coverage leasehold policy of title insurance, within ninety (90) days following execution of this Lease containing only those exceptions approved by Developer, provided, however, that Developer shall have first given Landlord sixty (60) days notice of its intention to terminate during which time Landlord shall have an opportunity to cure the deficiency.

               15.3  Termination by Landlord.  Subject to the provision of
                     -----------------------
Section 4 of this Lease, Landlord may terminate this Lease under the following circumstances:

                   15.3.1 Developer fails to pay rent or any other charge required by this Lease.

                   15.3.2 Developer assigns this Lease in violation of subsection 5.1.

                   15.3.3 Failure of Developer to submit draw-ings or related documents required by this Lease.

                   15.3.4 Failure of Developer to provide the good faith deposit required by this Lease.

                   15.3.5 Bankruptcy of Developer. Final adjudication or filing of a voluntary petition for bankruptcy by Developer.

              Provided, however, that in all cases, Landlord shall give Developer sixty (60) days prior written notice of its intention to terminate, during which time Developer shall have an opportunity to cure the default. However, if the default is of a nature such that it cannot be cured within sixty
(60) days, Developer shall not be in default if Developer shall commence such use and diligently prosecute it to completion.

          16.  SECURITY DEPOSIT:
               ----------------

               16.1  Good Faith Deposit.
                     ------------------

                     16.1.1  Receipt by Landlord.  Developer has, concurrently
                             -------------------
          with the execution and delivery of the All-Inclusive Lease, delivered to Landlord a good faith deposit in the amount of One Million and No/l00 Dollars ($1,000,000.00) as security for the performance of the obligations of Developer to be performed in accordance with the provisions of the All-Inclusive Lease. The receipt of the deposit is hereby acknowledged by Landlord. The parties acknowledge that Three Hundred Thirty-Seven Thousand, Five Hundred Eighty-Three and 38/100 Dollars ($337,583.38) of such good faith deposit have been allocated to and are now held by Landlord pursuant to this Lease.

                     16.1.2  Form of Deposit.  The good faith deposit, at the
                             ---------------
          option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or (iii) negotiable certificate or certificates of deposit issued by a federal or state bank or savings and loan association; or
          (iv) an irrevocable letter of credit in favor of Landlord issued by an established bank or other institution satisfactory to Landlord; or
          (v) a bond in a form and with a surety reasonably satisfactory to Landlord providing for payment to Landlord of amounts that may become payable to Landlord under this Lease from time to time; or (vi) such other form of security or deposit as may be mutually acceptable. Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, if in cash or certified or cashier's check shall be deposited in an interest bearing account of Landlord in a bank, savings and loan association or trust company selected by Developer and approved by Landlord, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are, from time to time, to be deposited. Provided that no default has occurred during the term of the Lease which has resulted in a forfeiture by Developer of all or a part of the good faith or security deposit, such deposit, or any portion thereof which has not been forfeited, shall be returned to Developer upon expiration of this Lease.

                     16.1.3  Interest.  Landlord shall be under no obligation
                             --------
          to pay or earn interest on the deposit, but if interest shall accrue or be payable thereon such interest, when received by Landlord, shall be promptly paid to Developer. Landlord agrees, but not more often than quarterly, upon receipt of a request from Developer, to cause any such interest so accrued on such deposit to be paid to Developer by the bank, savings and loan association or trust company with which said sums have been deposited.

                   16.1.4  If Bond is Posted.  If a bond is posted to satisfy
                           -----------------
          the requirements of this Lease with a fixed term and if such bond expires prior to the date Developer is entitled to have the security deposit returned, Developer shall provide Landlord with either (i) evidence of the renewal of such bond for an additional period, or (ii) a new security deposit satisfying the requirements of subsection 16.1 in one of the forms authorized by such subsection, including, without limitation, a new bond, not less than twenty (20) days prior to the expiration of the bond posted to satisfy the requirements in subsection 16.1 above.

             16.2 Construction Security Deposits.  Developer has, prior to the
                  ------------------------------
execution and delivery of this Lease, delivered to Landlord a construction deposit in the amount of One Million and No/l00 Dollars ($1,000,000.00) as security for the performance of the obligations of Developer to be performed in accordance with the provisions of this Lease. The receipt of the deposit is hereby acknowledged by Landlord. The parties acknowledge that Three Hundred Thirty-Seven Thousand Five Hundred Eighty-Three and 38/100 Dollars ($337,583.38) of such construction security deposit*

* shall be allocated to and held by Landlord pursuant to this Lease.

          16.2.1  Form of Construction Deposit.  The construction deposit, at
                  ----------------------------
the option of Developer, may be in the form of (i) cash; or (ii) cashier's or certified check; or (iii) negotiable certificates of deposit issued by a federal or state bank or savings and loan association; or (iv) an irrevocable letter of credit in favor of Landlord isued by an established lending institution approved by Landlord; or (v) other form of security or deposit as may be mutually acceptable Developer may change the form of the deposit from time to time, at its option, to any other of the permitted forms of deposit. The deposit, in cash or certified or cashier's check shall be deposited in an interest bearing account of Landlord in a bank, savings and loan association or trust company selected by Developer and approved by Landlord, which approval shall not unreasonably be withheld. Developer shall have the right to specify the type of account in which such funds are, from time to time, to be deposited.

          16.2.2  Interest.  Landlord shall be under no obligation to pay or
                  --------
earn interest on the deposit, but if interest shall accrue or be payable thereon, such interest, when received by Landlord, shall be promptly paid to Developer. Landlord agrees, but not more often than quarterly upon receipt of a request from Developer to cause any such interest so accrued on such deposit to be paid to Landlord by the bank, savings and loan association or trust company with which said sums have been deposited.

          16.2.3  Incorporation by Reference.  Any bond obtained by Developer
                  --------------------------
shall incorporate by reference this Lease and all of its terms and conditions. For purposes of such bonds, no requirement of this Lease may be deemed waived. Waiver may be accomplished only by Landlord and only in writing by the City Manager or his duly authorized representative.

          16.2.4  Return of Deposit.  Promptly upon Developer's completion of
                  -----------------
the construction of any building improvements upon the Premises and the issuance of a Certificate of Occupancy for such improvements, Landlord shall release and return to Developer a portion of the deposit described in subsection 16.2 based upon the proportion of the number of square feet of building area (as measured from the exterior of exterior building walls) within such completed building improvements and to 227,224 square feet of building area. If Developer is not in default under this Lease, the balance of such deposit, if any, with accrued interest shall be returned to Developer upon the occurrence of the Completion Date as specified in this Lease

          16.2.5  Retention of Deposit by Landlord.  In the event that this
                  --------------------------------
Lease is terminated by Developer, in whole or in part, under subsection 17.5 below, or in the event that Developer elects not to permit Landlord to terminate this Lease by reason of Developer's failure to commence and complete the construction of building improvements upon the Premises as required by this Lease, said deposit, less interest accrued thereon through the date of such termination and also less any portion of such deposit to be returned to Developer under subsection 16.2.4 above, shall be retained by Landlord as provided in subsection 17.5 below.



          17.  GENERAL PROVISIONS:
               ------------------

             17.1 Notices, Demands and Communications between the Parties.
                  -------------------------------------------------------
Written notices, demands, and communications between Landlord and Developer shall be in writing and shall be sufficiently given if personally served or if mailed by registered or certified mail, postage prepaid, return receipt requested, to the pricipal offices of Landlord or Developer, set forth in subsection 1.5 of this Lease. Any such notice, demand or communication so given by mailing to Landlord shall be mailed to the attention of the City Manager. Copies of any such notice, demand or communication to be given to Developer pursuant to this Lease shall be given to Kilroy Long Beach Associates, Attention, President, such other entity, person or persons as he may designate, by personal service or by mailing the same, as required by this subsection, to such party, at the address set forth in subsection 1.5 above or such other address as may be designated. Either Landlord or Developer may from time to time by written notice to the other designate a different address or addresses or party or parties to whom copies of notices, demands and communications are to be delivered or to whose attention notices, demands and communications are to be addressed which shall be substituted for the addresses and/or names above specified. Notices shall be deemed served effective immediately if personally served and effective as of the date received and set forth on the return receipt if served by registered or certified mail.

          17.2 Conflict of Interest.  No member, official or employee of
               --------------------
Landlord shall have any personal interest, direct or indirect, in this Lease, nor shall any such member, official or employee participate in any decision relating to this Lease which affects his personal interest or the interest of any corporation, partnership or association in which he is, directly or indirectly, interested. No member, official or employee of Landlord shall be personally liable to Developer, or any successor in interest, in the event of any default or breach by Landlord or for any amount which may become due to Developer or successor or on any obligations under the terms of this Lease.

          17.3 Enforced Delay:  Extension of Time of Performance.  In addition
               --------------   --------------------------------
to other provisions of this Lease, performance by either party hereunder, shall not be deemed to be in default where delays or defaults are unavoidable or performance is rendered impracticable, due to war; enemy action; insurrection; civil disturbance; strikes; lock-outs; riots; floods; earthquakes; fires; casualties; acts of God; acts of the public enemy; epidemics; quarantine restrictions; freight embargoes; lack of transportation; governmental restrictions or moratoria; failure or inability to secure materials or labor by reason of regulations or order of any governmental entity; litigation including eminent domain proceedings or related legal proceedings; acts or failure to act of the other party; acts or failure to act of any public or governmental agency or entity; and the time for such performance shall be extended for a period equal in length to such delay(s).

               17.4  Inspection of Books and Records.  Landlord has the right at
                     -------------------------------
all reasonable times during regular business hours to inspect the books and records of the Developer pertaining to the Premises as pertinent to the purposes of this Lease. Developer also has the right at all reasonable times during regular business hours to inspect the books and records of the Landlord pertaining to the Premises as pertinent to the purpose of this Lease.

               17.5  Defaults and Remedies.
                     ---------------------

                     17.5.1  Defaults - General.  Subject to the extensions of
                             ------------------
          time set forth in subsection 17.3 above, failure by either party to perform any term or provision of this Lease constitutes a default under this Lease, if not cured within thirty (30) days from the date of receipt of a written notice from the other party specifying the claimed default provided that if such default cannot reasonably be cured within such thirty (30) day period, the party receiving such notice of default shall not be in default under this Lease if such party commences the cure of such default within such thirty (30) day period and thereafter diligently prosecutes the steps to cure such default to completion.

                     17.5.2  Institution of Legal Actions.  In addition to any
                             ----------------------------
          other rights or remedies, either party may institute legal action to cure, correct, or remedy any default, to recover damages for any default, or to obtain any other remedy consistent with the purpose of this Lease. Such legal actions must be instituted in the South Branch of the Superior Court of the County of Los Angeles, State of California, in an appropriate municipal court in that county, or in the Federal District Court in the Central District of California. The prevailing party in any action commenced pursuant to this Lease shall be entitled to recover reasonable costs, expenses and attorneys' fees.

          17.5.3  Applicable Law.  The laws of the State of California shall
                  --------------
govern the interpretation and enforcement of this Lease.

          17.5.4  Service of Process.  In the event any legal action is
                  ------------------
commenced by Developer against Landlord, service of process on Landlord shall be made by personal service upon the City Clerk of the Landlord, or in such other manner as may be provided by law.

          In the event that any legal action is commenced by Landlord against Developer, service of process on Developer shall be made as provided by law and shall be valid whether made within or without the State of California, or in such manner as may be provided by law.

          17.5.5  Rights and Remedies Are Cumulative. Except as otherwise
                  ----------------------------------
expressly stated in this Lease, the rights and remedies of the parties are cumulative, and the exercise by either party of one or more of such rights or remedies shall not preclude the exercise by it, at the same or different times, of any other rights or remedies for the same default or any other default by the other party.

          17.5.6  Inaction Not a Waiver of Default.  Any failures or delays by
                  --------------------------------
either party in asserting any of its rights and remedies as to any default shall not operate as a waiver of any default or of any such rights or remedies or deprive either such party of its right to institute and maintain any actions or proceedings which it may deem necessary to protect, assert or enforce any such rights or remedies.

         17.5.7 Remedies. In the event of a default by Developer, which is not
                --------
cured by Developer within the times specified in this Lease, Landlord, without further notice to Developer, may declare this Lease and/or Developer's right of possession at an end and may reenter the Premises by process of law, in which event, Landlord shall have the right to recover from Developer:

               17.5.7.1 The worth at the time of award of the unpaid Ground Rent which has been earned at the time of termination, plus interest;

               17.5.7.2 The worth at the time of award of the amount by which the unpaid Ground Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Developer proves could have been reasonably avoided, plus interest;

               17.5.7.3 The worth at the time of award of the amount by which the unpaid Ground Rent for the balance of the term after the time of award exceeds the amount of such rental loss for the same period that Developer proves could be reasonably avoided, plus interest thereon; and

               17.5.7.4 The remedies of Landlord as hereinabove provided are subject to the other provisions of this Lease, including Section 4 hereof.

          17.5.8  Developer's Rights.  Developer shall have the right to
                  ------------------
challenge the correctness of any determination of default made by Landlord, and Landlord shall carefully review and consider Developer's challenge.

          17.5.9  Lease Termination.  Should governmental action or failure to
                  -----------------
act preventing construction in accordance with this Lease or rendering it impossible, occur prior to the time that Developer has constructed any building upon the Premises, then Developer shall have the right, at its option, with the prior written approval of any lender which has a security interest in the Leasehold Estate, to cancel and terminate this Lease by giving written notice of such termination to Landlord, at any time prior to the construction of a building upon the Premises. Upon any such termination of this Lease, Developer and Landlord shall execute and record a quit claim deed sufficient to remove the cloud of this Lease and the short form of this Lease from record title to the Premises and the deposits described in subsections 16.1 and 16.2, plus any interest accrued on such deposits, shall be paid to Developer by Landlord

          17.5.10  Landlord's Exercise of Remedies.  In the event of an uncured
                   -------------------------------
default by Developer in the performance of any of its obligations to commence and complete the construction of the initial building with-in the times required by Section 7 of this Lease and in the further event that Landlord elects to exercise its remedy to terminate this Lease by reason of such default by Developer, Developer may, for a period of thirty (30) days following its receipt of written notice from Landlord of Landlord's election to terminate this Lease by reason of such default, elect to prevent such termination from becoming effective by releasing and paying to Landlord a portion of the good faith deposit held by Landlord under subsection 16.1, which portion shall be equal to the lesser of (i) the amount of such deposit so held by Landlord; or (ii) an amount equal to the product of One and One-half Dollar ($1.50) per square foot times the number of square feet of building area the failure to commence or complete the construction of which has caused the subject default or the adjusted rent per square foot if this provision becomes operative after any rental adjustment.

          17.5.11  Payment to Developer.  In the event that this Lease is
                   --------------------
terminated as a result of an uncured
default by Landlord and in the further event that Developer has constructed streets, utilities and/or other off-site improvements or grading improvements upon or in relation to the Project prior to such termination of this Lease, Landlord shall, pursuant to its responsibilities under State law, use its best efforts to resell or relet the Premises, or any portion thereof, as soon and in such manner as Landlord shall find feasible and consistent with the objectives of such law to a qualified and responsible party or parties (as reasonably determined by Landlord) who will assume the obligation of making or completing the improvements required of Developer under this Lease, or such other improvements in their stead as shall be satisfactory to Landlord and in accordance with the uses specified for the Premises in this Lease. Upon such resale or reletting of the Premises, or any portion thereof, the proceeds thereof shall be applied:

               17.5.11.1  Reimbursement to Landlord. First, to reimburse
                          -------------------------
     Landlord for all costs and expenses incurred, including, but not limited to, salaries to personnel in connection with the recapture, management, and resale or reletting of the Premises, or part thereof (but less any income derived by Landlord from the Premises, or part thereof, in connection with such management); all taxes, assessments and water and sewer charges paid with respect to the Premises, or part thereof; any payments made or which are necessary to be made to discharge any encumbrances or liens existing on the Premises, or part thereof, at the time or revesting of title thereto in Landlord or to discharge or prevent from attaching any subsequent encumbrances or liens due to obligations, defaults or acts of Developer, its successors or transferees; any expenditures made or obligations incurred with respect to the making or completion of the improvements or any part thereof on the Premises, or part thereof; and any amounts otherwise owing Landlord by Developer and its successor or transferee;

          17.5.11.2  Reimbursement to Developer. Second, to reimburse Developer,
                     --------------------------
its successors or transferees, a sum up to the amount equal to the sum of (i) the costs incurred for the development of the Project, prorated to the Premises, if the Premises are less than all of the Project, on a square foot basis, and for the improvements existing on the Premises at the time of the re-entry and repossession by Developer, less (ii) any gains or income withdrawn or made by Developer from the Premises or the improvements thereon; provided however, that no payment shall be made to Developer if this Lease is terminated as a result of an uncured default by Developer.


          17.5.11.3  Ground Rent.  Third, in the case of a reletting, to pay to
                     -----------
Landlord an amount
             equal to the Ground Rent and other payments payable to Landlord hereunder that Landlord would have received if this Lease had not been terminated;

                         17.5.11.4  Remaining Balance.  Any balance remaining
                                    -----------------
             after such reimbursement shall be retained by Landlord as its property. In the event that such street, utility and/or other off-site improvements have been constructed by or the costs of such construction were paid or reimbursed by an improvement or special assessments district, the provisions of this subsection shall be applicable to the costs for such improvements if payment of the bonds issued by such district have been guaranteed by Developer gor are secured by security, in addition to the Leasehold Estate created hereby, or paid by Developer, but only to the extent of such payment by Developer or of payment from the proceeds of such guarantee or security.

                   17.5.12  Delivery of Plans.  In the event that this Lease is
                            -----------------
          terminated, for any reason whatsoever, Developer shall deliver to Landlord one set of all plans and data in its possession concerning the Premises.

             17.6 Right to Contest Laws.  Developer shall have the right, after
                  ---------------------
notice to Landlord to contest or to permit its subtenants to contest by appropriate legal proceedings, without costs or expense to Landlord, the validity of any law, ordinance, order, rule, regulation or requirement to be complied with by Developer under this Lease and to postpone compliance with the same except such laws as may be adopted by Landlord, provided such contest shall be promptly and diligently prosecuted at no expense to Landlord and so long as Landlord shall not thereby suffer any civil penalties, sanction or be subjected to any criminal penalties or sanctions, and Developer shall protect and save harmless Landlord against any liability and claims for any such noncompliance or postponement of compliance.

          17.7  Trade Fixtures.  All trade fixtures, furnishings, equipment and
                --------------
signs installed by or under Developer or subtenants shall be and remain the property of the person, firm or corporation installing the same and shall be removable at any time during the term of this Lease. The removal of any such trade fixtures, furnishings, equipment and signs shall be at the expense of the person, firm or corporation removing the same, who shall repair any damage or injury to the Premises and all improvements thereto occasioned by the removal thereof. In the event that any subtenant acquires any furniture, trade fixtures, signs and/or equipment to be used in connection with its subleased premises from an equipment lessor or from an equipment seller under a security agreement, Landlord agrees to execute such documents as may reasonably be required by the equipment lessor or creditor in order to assure such party of its prior rights in and to any such equipment, furniture, signs and/or trade fixtures and of its right to remove any such equipment, furniture, signs and/or trade fixtures from the subleased premises for a period of not to exceed forty-five (45) days from and after notice to such party of the termination or expiration of the sublease of the subject subtenant-lessee or subtenant-debtor.

          17.8  Continued Possession of Developer.  If Developer shall hold over
                ---------------------------------
the Premises after the expiration of the term hereof with the consent of Landlord, either express or implied, such holding over shall be construed to be only a tenancy from month-to-month, subject to all the covenants, Ground Rent conditions and obligations hereof and terminable by either party as provided by law.

          17.9  Utilities.  Developer shall pay or cause to be paid all charges
                ---------
for gas, electricity, water and other utilities furnished to the Premises during the term of this Lease and all sewer use charges or similar charges or assessments for utilities levied against the Premises for any period included within the term of this Lease.

          17.10  Surrender.  Upon the expiration of the term of this Lease, as
                 ---------
provided herein, or sooner termination of this Lease, Developer, subject to subsection 17.5.11 shall surrender to Landlord, all and singular, the Premises, including any buildings and all improvements constructed by or under Developer then situated upon the Premises, and Developer shall execute, acknowledge and deliver to Landlord within ten (10) days after written request from Landlord to Developer, a Quitclaim Deed or other document required by any reputable title company to remove the cloud of this Lease from the Premises. Notwithstanding the foregoing provisions of this section to the contrary, Developer shall have the right, at any time not less than six (6) months prior to the expiration of the term of this Lease and for a period of sixty (60) days following the expiration of the term to remove all or any portion of the buildings and other improve-ments constructed by or under Developer upon the Premises, without obligation to replace the same with new buildings and/or other improvements as required by subsection 6.3 above.

          17.11  Partial Invalidity.  If any term or provision of this Lease or
                 ------------------
the application thereof to any party or circumstances shall, to any extent, be held invalid or unenforceable, the remainder of this Lease, or the application of such term or provision, to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          17.12  Section Headings.  The section and subsection headings of this
                 ----------------
Lease are inserted as a matter of convenience and reference only and in no way define, limit or describe the scope or intent of this Lease or in any way affect the terms and provisions hereof.

          17.13  Short Form Lease.  Concurrently with the execution and delivery
                 ----------------
of this Lease, Landlord and Developer have executed, acknowledged and caused to be recorded a short form of this Lease in the form attached hereto as Exhibit "M".

          17.14  Exhibits Incorporated.  Exhibit "A" is hereby incorporated in
                 ---------------------
this Lease. No other exhibit is incorporated in the Lease and all exhibits, other than Exhibit "A", may be changed or modified by agreement between Landlord and Developer at any time and from time to time without amending this Lease.

          17.15  Entire Agreement, Waivers and Amendments. This Lease is
                 ----------------------------------------
executed in three (3) triplicate originals, each of which is deemed to be an original. It constitutes the entire understanding and agreement of the parties. This Lease integrates all the terms and conditions mentioned herein or incidental hereto, and supersedes all negotiations or previous agreements between the parties with respect to all or any part of the subject matter hereof.

          17.16  Waivers.  All waivers of the provisions of this Lease must be
                 -------
in writing by the appropriate authorities of Landlord or Developer, and all amendments hereto must be in writing by the appropriate authorities of Landlord and Developer.

          17.17  Approvals.  Except where specific criteria are set forth as a
                 ---------
condition to approving or disapproving or a matter of course of action, including but not limited to assignment (subsection 5.4) , and subletting (subsection 5.7.2) , in all circumstances where under this Lease either party is required to approve or disapprove any matter, such approval shall not be unreasonably withheld.

          17.18  Successors in Interest.  The provisions of this Lease shall be
                 ----------------------
binding upon and shall inure to the benefit of the heirs, executors, assigns and successors in interest of the parties hereto.

          17.19  "And/Or".  Whenever the words and symbols "and/or" are used in
                 --------
this Lease, it is intended that this Lease be interpreted and the sentence, phrase or other part be considered in both its conjunctive and disjunctive sense, and as having been written twice, once with the word "and" inserted, and once with the word "or" inserted, in the place of said words and symbol "and/or".

          17.20  "Including" Defined.  The use of the word "including", or
                 -------------------
"include", when followed by any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such work or to similar items, terms or matters, but rather will be deemed to refer to all other items, terms or matters that could reasonably fall within the broadest possible scope of such general statement, term, item or matter.

          17.21  Right of First Refusal to Purchase.  If Landlord shall
                 ----------------------------------
determine during the term of this Lease that it is lawful and in the public interest to sell the Premises, or any portion thereof, Landlord shall, prior to making the Premises or part thereof available for sale to any other party, provide Developer with the opportunity to purchase said property at its fair market value, as determined by an appraisal obtained by Landlord. If Developer has not entered into an agreement to purchase said property within sixty (60) days of the date it is first offered for sale to Developer at the price theretofore determined by Landlord to be the fair market value, Landlord may offer the property for sale on the open market. Provided, however, that if Landlord should reduce the fair market value of the Premises or part thereof to be sold by seven and one-half percent (7.5%) or more, Developer's first refusal rights shall be reinstated. Developer shall respond to any such re-offer within five (5) business days, and if Developer fails to respond within that time period Developer's first refusal rights shall terminate. The determination whether such property shall be made available for sale is and shall be within the sole and exclusive discretion of Landlord. Landlord shall determine the legality of such action prior to making a determination to sell on the basis of the law then in effect.

          17.22  If Developer is a Trustee.  If Developer is a Trustee, this
                 -------------------------
Lease is executed by the undersigned Trustee, not personally, but solely as Trustee, and it is expressly understood and agreed by the parties hereto, anything contained herein to the contrary notwithstanding, that each and all of the covenants, undertakings, representations and agreements herein made are intended, not as personal covenants, undertakings, representations and agreements of the Trustee, individually, or for the purpose of binding the Trustee personally, but this Lease is executed and delivered by the Trustee solely in the exercise of the powers conferred upon the Trustee as such Trustee under the trust agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against said Trustee on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, and all such personal liability, if any, being hereby expressly waived and released by the parties hereto, and by all persons claiming by or under said parties. The provisions of this subsection 17.22 shall apply to any Trustee succeeding in whole or in part to the interests of Developer hereunder.

          17.23  Limitation of Liability of Partners.  From and after the
                 -----------------------------------
completion of the construction of the improvements described in this Lease, if Developer at any such time shall be a partnership or joint venture, Landlord shall look solely to the assets of such partnership or joint venture for the collection or satisfaction of any money judgment which Landlord may recover against Developer, and Landlord shall not look for the collection or satisfaction of any such judgment to the personal assets of any person who shall at any time be a partner, joint venturer or participant in or under any such partnership or joint venture. The provisions of the subsection shall be binding upon Landlord and each and every future owner of Landlord's interest under this Lease and shall insure to the benefit of each and every such partner, joint venturer and participant.

          17.24  Approvals.  Except as otherwise specifically provided in this
                 ---------
Lease, all approvals to be done by Landlord may be done by Landlord's City Manager or his designee.


        IN WITNESS WHEREOF, Landlord and Developer have signed this Lease as of the date opposite their signature.

                                       CITY OF LONG BEACH, a municipal
                                       corporation


January 24, 1989                       By: [SIGNATURE APPEARS HERE]
----------                                 --------------------------------
                                                    City Manager

                                       LANDLORD



                                       KILROY LONG BEACH ASSOCIATES, a
                                       California limited partnership


                                       By:  KILROY INDUSTRIES


December 23, 1988                           By: /s/ Randall F. Falck
-----------                                     ---------------------------
                                            Title: Executive Vice President
                                                  -------------------------

                                       DEVELOPER

          This Lease Agreement is approved as to form this 18th day of January, 1989.


                                       JOHN R. CALHOUN, City Attorney


                                       By: [SIGNATURE APPEARS HERE]
                                                               Deputy


RPF/rg
12/22/88
D-187 A&B

STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF LOS ANGELES    )

     On December 23, 1988, before me, the undersigned, a Notary Public in and for said State, personally appeared Randall F. Falck, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed this instrument as Executive Vice President of Kilroy Industries, the corporation that executed this instrument as the general partner of Kilroy Long Beach Associates, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that said partnership executed the same.

     WITNESS my hand and official seal.



[SEAL OF NOTARY PUBLIC APPEARS HERE]    /s/ Nadine K. Kirk
                                        -----------------------------
                                        Notary Public in and for said
                                        County and State